As filed with the Securities and Exchange Commission on November 8, 2002
                                             Securities Act File No. 333-100091
                                      Investment Company Act File No. 811-05715

===============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

                            ____________________

        [ ] Registration Statement under the Securities Act of 1933
                     [X] Pre-Effective Amendment No. 2
                     [ ] Post-Effective Amendment No.

                                   and/or

              [X] Registration Statement under the Investment
                   Company Act of 1940 Amendment No. 5

                      (Check Appropriate Box or Boxes)
                            ____________________

          THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
             (Exact Name of Registrant as Specified in Charter)

                            ____________________

                            One Corporate Center
                          Rye, New York 10580-1434
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, Including Area Code: (800) 422-3554
                              Bruce N. Alpert
          The Gabelli Convertible and Income Securities Fund Inc.
                            One Corporate Center
                          Rye, New York 10580-1422
                               (914) 921-5100
                  (Name and Address of Agent for Service)
                            ____________________




Copies to:

James E. McKee, Esq.                    Richard T. Prins, Esq.
The Gabelli Convertible and Income      Skadden, Arps, Slate, Meagher & Flom LLP
Securities Fund Inc.                    Four Times Square
One Corporate Center                    New York, New York 10036
Rye, New York 10580

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]


                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                             Amount          Proposed Maximum        Proposed Maximum        Amount of
Title of Securities          Being          Offering Price Per      Aggregate Offering     Registration
Being Registered           Registered             Share                    Price              Fee(1)

Shares of Common
Stock                      4,145,942              $8.00                 $33,167,536          $2800.16

(1)      A fee of $251.25 was paid previously upon the filing of the preliminary registration statement on
         September 25, 2002.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.





CROSS-REFERENCE SHEET
PURSUANT TO RULE 481(a)


N-2 Item Number                                    Location in Part A (Caption)
-----------------------------------------------------------------------------------------------------

PART A

1.    Outside Front Cover..........................Front Cover Page
2.    Inside Front and Outside
      Back Cover Page..............................Front Cover Page
3.    Fee Table and Synopsis.......................Prospectus Summary; Table of Fees and
                                                   Expenses
4.    Financial Highlights.........................Financial Highlights
5.    Plan of Distribution.........................The Offer
6.    Selling Shareholders.........................Not Applicable
7.    Use of Proceeds..............................Use of Proceeds
8.    General Description
         of the Registrant.........................Investment Objectives and Policies; The
                                                   Offer; Risk Factors and Special
                                                   Considerations; Dividends and Distributions;
                                                   Capitalization
9.    Management...................................Management of the Fund
10.   Capital Stock................................The Offer; Capitalization; Custodian,
                                                   Transfer Agent, Dividend-Disbursing Agent
                                                   and Registrar; Dividends and Distributions;
                                                   Taxation
11.   Defaults and Arrears on Senior
      Securities...................................Not Applicable
12.   Legal Proceedings............................Not Applicable
13.   Table of Contents of the Statement of
      Additional Information.......................Table of Contents of the Statement of
                                                   Additional Information

PART B                                             Location in Statement of
                                                   Additional Information
-----------------------------------------------------------------------------------------------------

14.   Cover Page...................................Outside Front Cover Page
15.   Table of Contents............................Outside Front Cover Page
16.    General Information and History . . . . .   Not Applicable
17.   Investment Objectives and Policies...........Investment Objectives; Investment Practices;
18.   Management...................................Management of the Fund
19.   Control Persons and Principal
         Holders of Securities ................... Management of the Fund
20.   Investment Advisory and Other Ser-
      vices........................................Management of the Fund
21.   Brokerage Allocation and Other
      Practices....................................Portfolio Transactions
22.   Tax Status...................................Taxation
23.   Financial Statements.........................Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




PROSPECTUS

           12,437,826 RIGHTS FOR 4,145,942 SHARES OF COMMON STOCK

         [Gabelli Convertible and Income Securities Fund Inc. LOGO]

                          THE GABELLI CONVERTIBLE
                      AND INCOME SECURITIES FUND INC.
                                COMMON STOCK

         The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is issuing transferable rights ("Rights") to its common stockholders. These Rights will allow you to subscribe for new shares of common stock of the Fund. For every three Rights that you receive, you may buy one new share of common stock of the Fund plus, in certain circumstances, additional shares of common stock pursuant to an over-subscription privilege. You will receive one Right for each outstanding share of common stock of the Fund you own on November 14, 2002 (the "Record Date") rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

         The Rights are transferable and will be admitted for trading on the New York Stock Exchange ("NYSE") under the symbol "GCVRT." The Fund's shares of common stock are presently listed on the NYSE under the symbol "GCV." The new stock issued in this Rights offering (the "Offer" or "Offering") will also be listed under the symbol "GCV." On November __, 2002 (the first trading date after the Fund's announcement of the definitive terms of the Offer), the last reported net asset value per share of the Fund's common stock was $___ and the last reported sales price per share of common stock on the NYSE was $___. THE PURCHASE PRICE PER SHARE (the "Subscription Price") WILL BE $8.00. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, on December 13, 2002, unless the Offer is extended as described in this Prospectus (the "Expiration Date").

         The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of the value of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other securities that are expected to periodically accrue or generate income for their holders. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objectives will be achieved.

         For a discussion of certain risk factors and special considerations with respect to owning common stock of the fund, see "Risk Factors and Special Considerations" on page 44 of this Prospectus.

         The address of the Fund is One Corporate Center, Rye, New York 10580 and its telephone number (914) 921-5070.

         This Prospectus sets forth certain information about the Fund an investor should know before investing. Accordingly, this Prospectus should be retained for future reference.

         A Statement of Additional Information dated November 8, 2002
(the "SAI") has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page 70 of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at: One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554.

                     _________________________________

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.


                                           SUBSCRIPTION                                   PROCEEDS
                                               PRICE               SALES LOAD            TO FUND(1)
                                      ----------------------- --------------------- ---------------------
Per Share............................          $8.00                  None                  $8.00
Total................................          $8.00                  None             $33,167,536(2)

(1)      Before deduction of expenses incurred by the Fund, estimated at $450,000.
(2)      1,381,981 of the shares offered by this Registration Statement, representing $11,055,848 of the proceeds to the Fund, can only be issued in the event that on the Expiration Date the Fund's per share net asset value is equal to or greater than the Subscription Price.  In the event the Fund's per share net asset value on the Expiration Date is less than the Subscription Price the maximum proceeds to the
         Fund will be $22,111,688.

                     _________________________________

         Common Stockholders who do not exercise their Rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of the Offer you may experience dilution or accretion of the aggregate net asset value of your common stock depending upon whether the Fund's net asset value per share of common stock is above or below the Subscription Price on the Expiration Date. The Fund cannot state precisely the extent of any dilution or accretion at this time because the Fund does not know what the net asset value per share of common stock will be when the Offer expires or what proportion of the Rights will be exercised. The Investment Adviser's parent company, Gabelli Asset Management Inc. and its affiliates (the "Affiliated Parties") may purchase stock through the primary subscription and the over-subscription privilege. Mr. Mario J. Gabelli, who may be deemed to control the Fund's investment adviser, or his affiliated entities may also purchase additional stock through the primary subscription and the over-subscription privilege on the same terms as other stockholders.

                     _________________________________


         This Prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated November 8, 2002 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 70 of this Prospectus, may be obtained without charge by contacting the Fund at (800) GABELLI ((800) 422-3554) or (914) 921-5070. The SAI will be sent within two business days of receipt of a request. Investors may also obtain the Statement of Additional Information, material incorporated by reference, and other information about the Fund from the SEC's website (http://www.sec.gov). Stockholder inquiries should be directed to the Subscription Agent, Equiserve, at (800) 336-6983 or (781) 575-2000.

                     _________________________________

                             November 8, 2002



No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this prospectus. If given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Fund's Investment Adviser. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of common stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of common stock by anyone in any jurisdiction which such offer or solicitation would be unlawful.

                     _________________________________



                             TABLE OF CONTENTS
                                                                        PAGE

PROSPECTUS SUMMARY.........................................................1
TABLE OF FEES AND EXPENSES................................................13
FINANCIAL HIGHLIGHTS......................................................15
THE OFFER.................................................................18
USE OF PROCEEDS...........................................................32
INVESTMENT OBJECTIVES AND POLICIES........................................33
MANAGEMENT OF THE FUND....................................................54
DIVIDENDS AND DISTRIBUTIONS...............................................57
TAXATION .................................................................58
CAPITALIZATION............................................................61
CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND
         REGISTRAR........................................................68
LEGAL MATTERS.............................................................69
EXPERTS  .................................................................69
FURTHER INFORMATION.......................................................69
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.........................69
TABLE OF CONTENTS OF SAI..................................................70
APPENDIX A...............................................................A-1


                             PROSPECTUS SUMMARY

         This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors, which can be found on page 44, under the heading "Risk Factors and Special Considerations."

Purpose of the Offer

         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its existing common stockholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing common stockholders by giving them the opportunity to purchase additional shares of common stock at a price that may be below market and/or net asset value without incurring any commission charge. The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating common stockholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.

         The Board of Directors believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board of Directors also believes that a larger number of outstanding shares of common stock and a larger number of beneficial owners of shares of common stock could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's stock on the New York Stock Exchange.

Important Terms of the Offer


Total number of shares of common stock
         available for primary subscription.................................................2,763,961
Total number of shares of common stock
         available for secondary over-
         subscription if subscription price
         exceeds net asset value per
         share of common stock .............................................................1,381,981
Number of Rights you will receive for
         each outstanding share of common
         stock you own on the Record Date..............................One Right for every one share*
Number of shares of common stock you
         may purchase with your Rights
         at the Subscription Price per share.......................One share for every three Rights**
Subscription Price..............................................................................$8.00
___________________

*        The number of Rights to be issued to a common stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three.
**       Record Date Stockholders will be able to acquire additional stock pursuant to an over-subscription privilege in certain circumstances.

===============================================================================

               Stockholders' inquiries should be directed to:
                                 Equiserve
                      (800) 336-6983 or (781) 575-2000
                                 or Gabelli
                          (800) GABELLI (422-3554)

===============================================================================

Over-Subscription Privilege

         Common stockholders on the Record Date (the "Record Date Stockholders") who fully exercise all Rights initially issued to them are entitled to buy those shares of common stock, referred to as "primary subscription stock," that were not bought by other Rights holders. If enough stock is available, all such requests will be honored in full. If such requests for primary subscription stock exceed the shares available, the available shares will be allocated pro rata among those fully exercising Record Date Stockholders who over- subscribe based on the number of Rights originally issued to them by the Fund. Stock acquired pursuant to the over-subscription privilege is subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

         In addition, in the event that the Fund's per share net asset value on the Expiration Date is equal to or greater than the Subscription Price, the Fund may determine to issue up to 1,381,981 shares of additional new common stock, referred to as "secondary over- subscription stock," to satisfy over-subscription requests in excess of the new common stock available for primary subscription. The Fund would also be able to issue additional shares of common stock in an amount of up to 20% of the sum of shares issued pursuant to the primary subscription and secondary over-subscription. Any such additional common stock will be allocated and issued in conjunction with the secondary over-subscription stock only to Record Date Stockholders who submitted over-subscription requests. Rights holders who are not Record Date Stockholders may not participate in the secondary over-subscription. Secondary over-subscription stock and any additional stock issue in conjunction with it will be allocated pro rata among those fully exercising Record Date Stockholders who over- subscribe based on the number of Rights originally issued to them by the Fund.

Method for Exercising Rights

         Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Stockholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to Equiserve, Providence, Rhode Island (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

         (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate by the close of business on the third business day after the Expiration Date pursuant to a notice of guaranteed delivery. A fee may be charged for this service. The notice of guaranteed delivery must be received by the Expiration Date.

         Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares."

Sale of Rights

         The Rights are transferable until the Expiration Date and have been admitted for trading on the New York Stock Exchange. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before December 11, 2002, one Business Day prior to the last trading date for Rights, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis beginning one Business Day prior to the Record Date until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. Shares of common stock will begin trading ex-Rights on the Record Date. Rights will trade with due bills for two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new share of common stock or, (ii) attributable to stockholders whose record addresses are outside the United States or who have an AFO or FPO address as described below under " -- Restrictions on Foreign Stockholders." Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. Any such sales will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The Subscription Agent will mail any amounts realized form the sale of Rights two Business Days after the Expiration Date. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

===============================================================================
   Common stockholders are urged to obtain a recent trading price for the
       Rights on the New York Stock Exchange from their broker, bank, financial advisor or the financial press.
===============================================================================

Offering Fees and Expenses

         Offering expenses incurred by the Fund are estimated to be $450,000.

Restrictions on Foreign Stockholders

         The Fund will not mail Subscription Certificates to stockholders whose record addresses are outside the United States or who have an APO or FPO address. Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, Equiserve, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such stockholder. If the Subscription Agent has received no instruction by the end of the third business day prior to the Expiration Date or the Fund has determined that the offering may not be made to a particular stockholder, the Subscription Agent will attempt to sell all of such stockholder's Rights and remit the net proceeds, if any, to such stockholder. Any such sales will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Use of Proceeds

         We estimate the net proceeds of the Offer to be approximately $32,717,536. This figure is based on the per share Subscription Price of $8.00 and assumes all new stock offered is sold and that the expenses related to the Offer estimated at approximately $450,000 are paid.

         The Investment Adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after receipt of such proceeds, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

Important Dates to Remember

         Please note that the dates in the table below may change if the Offer is extended.


EVENT                                                                           DATE
-----                                                                           ----
Record Date.....................................................................November 14, 2002
Subscription Period.....................................November 14, 2002 through December 13, 2002**
Expiration of the Offer*..........................................................December 13, 2002**
Payment for Guarantees of Delivery Due*...........................................December 18, 2002**
Confirmation to Participants....................................................December 31, 2002

------------------------------------


*        A Rights holder exercising Rights must deliver by 5 p.m., New York Time, on
         December 13, 2002 either (i) a Subscription Certificate and payment for stock or (ii)
         a notice of guaranteed delivery.
**       Unless the offer is extended to a date no later than December 30, 2002.

Information Regarding the Fund

         The Fund is a closed-end, diversified, management investment company. Prior to March 31, 1995, the Fund operated as an open-end, diversified, management investment company. The Fund was incorporated in Maryland on December 19, 1988. The Fund's investment objective is to seek a high level of total return on its assets. The Fund will seek to achieve this objective through a combination of current income and capital appreciation by investing primarily in convertible and other income producing securities. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding shares of common stock, par value $.001 per share, are listed and traded on the NYSE. The average weekly trading volume of the Fund's common stock on the NYSE during the period from January 1, 2001 through December 31, 2001 was 41,990 shares. As of September 30, 2002, the net assets of the Fund were approximately $97.622 million.

Information Regarding the Investment Adviser

         The Investment Adviser has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. The Investment Adviser and its affiliates have been engaged in the business of providing investment advisory and portfolio management services for over 25 years and as of September 30, 2002, managed total assets of approximately $20.2 billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. See "Management of the Fund." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, two Directors who are "interested persons" of the Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer -- Purpose of the Offer."

Risk Factors and Special Considerations

         The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.


Dilution............................Common stockholders who do not exercise their Rights should expect that they
                                    will, at the completion of the Offer,
                                    own a smaller proportional interest in
                                    the Fund than if they exercised their
                                    Rights. As a result of the Offer you
                                    may experience dilution of the
                                    aggregate net asset value of your
                                    stock. If the Subscription Price per
                                    share is below the Fund's net asset
                                    value per share of common stock on the
                                    Expiration Date you will experience an
                                    immediate dilution of the aggregate net
                                    asset value of your common stock if you
                                    do not participate in the Offer. The
                                    Fund cannot state precisely at this
                                    time the extent of dilution (if any) if
                                    you do not exercise your Rights because
                                    the Fund does not know what the net
                                    asset value per share of common stock
                                    will be when the Offer expires or what
                                    proportion of the Rights will be
                                    exercised. For example, assuming that
                                    all Rights are exercised, the
                                    Subscription Price is $8.00 and the
                                    Fund's net asset value per share of
                                    common stock at the expiration of the
                                    Offer increased to $8.50, the Fund's
                                    net asset value per share of common
                                    stock (after payment of estimated
                                    offering expenses) would be reduced by
                                    approximately $0.18 (2.12%) per share.
                                    If, however, the Subscription Price is
                                    above the Fund's net asset value per
                                    share on the Expiration Date you will
                                    experience an immediate accretion of
                                    the aggregate net asset value of your
                                    common stock, even if you do not
                                    exercise your Rights. See "Risk Factors
                                    and Special Considerations --
                                    Dilution." If you do not wish to
                                    exercise your Rights, you should
                                    consider selling them as set forth in
                                    this Prospectus. The Fund cannot give
                                    any assurance, however, that a market
                                    for the Rights will develop or that the
                                    Rights will have any marketable value.

Market Loss.........................Common stock of closed-end funds frequently trades at a market price per
                                    share that is less than the value of
                                    the net assets attributable to those
                                    shares, although for approximately the
                                    last 18 months the Fund's common stock
                                    has traded at a premium over its per
                                    share net asset value. The possibility
                                    that common stock of the Fund will
                                    trade at a discount from net asset
                                    value or at premiums that are
                                    unsustainable over the long term are
                                    risks separate and distinct from the
                                    risk that the Fund's net asset value
                                    will decrease. The risk of purchasing
                                    common stock of a closed-end fund that
                                    might trade at a discount or
                                    unsustainable premium is more
                                    pronounced for investors who wish to
                                    sell their common stock in a relatively
                                    short period of time because, for those
                                    investors, realization of a gain or
                                    loss on their investment is likely to
                                    be more dependent on the existence of a
                                    premium or discount than on portfolio
                                    performance. The Fund's common stock
                                    has traded at discounts of as much as
                                    19 percent in the past. See "Risk
                                    Factors and Special Considerations --
                                    Market Value and Net Asset Value."

Share Repurchases...................You will be free to dispose of your common stock on the NYSE or other
                                    markets on which the common stock may
                                    trade, but, because the Fund is a
                                    closed-end fund, you do not have the
                                    right to redeem your common stock. The
                                    Fund is authorized to repurchase up to
                                    500,000 shares of its common stock in
                                    the open market when the common stock
                                    is trading at a discount of 10% or more
                                    (or such other percentage as the Board
                                    may determine from time to time) from
                                    net asset value. Through June 30, 2002,
                                    the Fund has repurchased in the open
                                    market 305,200 shares of its common
                                    stock under this authorization. There
                                    is no assurance that any action
                                    undertaken to repurchase common stock
                                    will result in the Fund's common stock
                                    trading at a price that approximates
                                    its net asset value. Share repurchases
                                    by the Fund would decrease the capital
                                    of the Fund and could have the effect
                                    of increasing the Fund's expense ratio.

Anti-Takeover Provisions............Certain provisions of the Fund's charter (the "Charter") and the Fund's
                                    by-laws (the "By-Laws") may be regarded
                                    as "anti-takeover" provisions. Pursuant
                                    to these provisions, only one of three
                                    classes of directors is elected each
                                    year, and the affirmative vote of the
                                    holders of 75% of the outstanding
                                    shares of the Fund is necessary to
                                    authorize the conversion of the Fund
                                    from a closed-end to an open-end
                                    investment company. The overall effect
                                    of these provisions is to render more
                                    difficult the accomplishment of a
                                    merger with, or the assumption of
                                    control by, a principal stockholder.
                                    These provisions may have the effect of
                                    depriving Fund stockholders of an
                                    opportunity to sell their stock at a
                                    premium to the prevailing market price.
                                    See "Capitalization-- Anti-Takeover
                                    Provisions of the Charter and Amended
                                    and Restated By-Laws of the Fund."

Characteristics and Risks of
Convertible Securities..............Convertible securities are not usually rated within the four highest
                                    categories by nationally recognized
                                    statistical rating agencies and are,
                                    therefore, not generally investment
                                    grade. These securities and securities
                                    rated BB or lower by Standard & Poor's
                                    Ratings Group ("S&P") or Ba or lower by
                                    Moody's Investor Service ("Moody's")
                                    are often referred to in the financial
                                    press as "junk bonds" and may include
                                    securities of issuers in default. "Junk
                                    bonds" are considered by the rating
                                    agencies to be predominantly
                                    speculative and may involve major risk
                                    exposure to adverse conditions. There
                                    is no minimum rating that is acceptable
                                    for investment by the Fund; however, it
                                    is expected that not more than 50% of
                                    the Fund's portfolio will consist of
                                    securities rated CCC or lower by S&P or
                                    Caa or lower by Moody's or, if unrated,
                                    of comparable quality as determined by
                                    the Fund's Investment Adviser. See
                                    "Risk Factors and Special
                                    Considerations-- Asset Class Risks."
                                    The Fund will limit its investments in
                                    securities of issuers in default to not
                                    more than 5% of its total assets. In
                                    addition to rated convertible
                                    securities and income securities, the
                                    Fund may also invest in, among other
                                    things, unregistered convertible
                                    securities and convertible securities
                                    of issuers involved in corporate
                                    reorganizations. See "Investment
                                    Objectives and Policies -- Convertible
                                    Securities" and "Investment Objectives
                                    and Policies -- Special Investment
                                    Methods."

Characteristics and Risks of
Income Securities...................The Fund will invest in two types of income securities: fixed income
                                    securities and equity securities that
                                    are expected to periodically generate
                                    income for their holders. As with its
                                    convertible securities, there is no
                                    minimum rating required for the fixed
                                    income securities in which the Fund
                                    will invest, although the Fund does not
                                    expect to invest more than 50% of its
                                    total assets in securities rated CCC or
                                    lower by S&P or Caa or lower by Moody's
                                    or, if unrated, of comparable quality
                                    as determined by the Fund's Investment
                                    Adviser. These securities are commonly
                                    described as "junk bonds." See "--
                                    Characteristics and Risks of
                                    Convertible Securities" and "Risk
                                    Factors and Special Considerations--
                                    Asset Class Risks." Along with credit
                                    downgrades and defaults, the primary
                                    risk associated with fixed income
                                    securities is interest rate risk. A
                                    decrease in interest rates will
                                    generally result in an increase in the
                                    value of a fixed income security, while
                                    increases in interest rates will
                                    generally result in a decline in its
                                    value. This effect is generally more
                                    pronounced for longer term securities
                                    and for fixed rate securities whose
                                    income rate is not periodically reset.

                                    The dividend income stream associated
                                    with equity income securities generally
                                    is not guaranteed and will be
                                    subordinate to payment obligations of
                                    the issuer on its debt and other
                                    liabilities. Accordingly, in the event
                                    the issuer does not realize sufficient
                                    income in a particular period both to
                                    service its liabilities and to pay
                                    dividends on its equity securities, it
                                    may forgo paying dividends on its
                                    equity securities. In addition, because
                                    in most instances issuers are not
                                    obligated to pay periodic dividends on
                                    their equity securities, such dividends
                                    generally may be discontinued at the
                                    issuer's discretion. See "Risk Factors
                                    and Special Considerations -- Asset
                                    Class Risks."

Other Fund Investments..............In addition to investing in convertible securities and income securities, the
                                    Fund may also invest in, among other
                                    things, securities of issuers involved
                                    in corporate reorganizations, warrants,
                                    rights, securities of foreign issuers
                                    and forward commitments for securities
                                    purchased on a "when issued" or
                                    "delayed delivery" basis. See
                                    "Investment Objectives and Policies --
                                    Special Investment Methods." In
                                    addition, the Fund may purchase or sell
                                    options, engage in transactions in
                                    financial futures and options thereon,
                                    engage in short sales of securities it
                                    owns or has the right to acquire, enter
                                    into repurchase agreements and forward
                                    foreign currency exchange contracts,
                                    lend its portfolio securities to
                                    securities broker-dealers or financial
                                    institutions and borrow money for
                                    short-term credit from banks as may be
                                    necessary for the clearance of
                                    portfolio transactions and for
                                    temporary or emergency purposes. See
                                    "Investment Objective and Policies --
                                    Special Investment Methods." Some of
                                    theses techniques may involve special
                                    risks. See "Risks Factors and Special
                                    Considerations."

Temporary Defensive Periods.........During periods when it is deemed necessary for temporary defensive
                                    purposes, the Fund may invest without
                                    limit in high quality money market
                                    instruments, obligations issued or
                                    guaranteed by the United States
                                    Government, its instrumentalities or
                                    agencies and, subject to statutory
                                    limitations, unaffiliated money market
                                    mutual funds and, if permitted by an
                                    exemptive order, in affiliated money
                                    market funds. The yield on these
                                    securities will, as a general matter,
                                    tend to be lower than the yield on
                                    other securities to be purchased by the
                                    Fund. See "Investment Objectives and
                                    Policies-- Temporary Defensive
                                    Investments."

 Foreign Securities.................The Fund may invest up to 25% of its total assets in securities of foreign
                                    issuers. Investing in securities of
                                    foreign companies and foreign
                                    governments, which generally are
                                    denominated in foreign currencies, may
                                    involve certain risk and opportunity
                                    considerations not typically associated
                                    with investing in domestic companies
                                    and could cause the Fund to be affected
                                    favorably or unfavorably by changes in
                                    currency exchange rates and
                                    revaluations of currencies. The Fund
                                    may also purchase sponsored American
                                    Depository Receipts or U.S. denominated
                                    securities of foreign issuers, which
                                    shall not be included in the 25%
                                    foreign securities limitation. See
                                    "Investment Objectives and Policies--
                                    Special Investment Methods-- Foreign
                                    Securities" and "Risk Factors and
                                    Special Considerations-- Foreign
                                    Securities."

Leverage............................As provided in the 1940 Act and subject to certain exceptions, the Fund may
                                    issue additional preferred stock or
                                    debt so long as the Fund's total assets
                                    immediately after such issuance, less
                                    certain ordinary course liabilities,
                                    exceed 300% of the amount of the debt
                                    outstanding and exceed 200% of the sum
                                    of the amount of preferred stock and
                                    debt outstanding. Such debt or
                                    preferred stock may be convertible in
                                    accordance with SEC staff guidelines,
                                    which may permit the Fund to obtain
                                    leverage at attractive rates. Use of
                                    leverage may magnify the impact on the
                                    holders of common stock of changes in
                                    net asset value and the cost of
                                    leverage may exceed the return on the
                                    securities acquired with the proceeds
                                    of leverage, thereby diminishing rather
                                    than enhancing the return to such
                                    stockholders and generally making the
                                    Fund's total return to such
                                    stockholders more volatile. See
                                    "Capitalization -- Effects of
                                    Leverage." In addition, the Fund may be
                                    required to sell investments in order
                                    to meet dividend or interest payment
                                    obligations on the debt or preferred
                                    stock when it may be disadvantageous to
                                    do so. Leveraging through the issuance
                                    of preferred stock requires that the
                                    holders of the preferred stock have
                                    class voting rights on various matters
                                    that could make it more difficult for
                                    the holders of the common stock to
                                    change the investment objectives or
                                    fundamental policies of the fund, to
                                    convert it to an open-end fund or make
                                    certain other changes. See "Investment
                                    Objectives and Policies -- Special
                                    Investment Methods -- Leverage" and
                                    "Risk Factors and Special
                                    Considerations -- Risks to Common
                                    Stockholders of Leveraging and Issuance
                                    of Senior Securities."

                                    The Fund has authorized the issuance of
                                    2,000,000 shares of preferred stock,
                                    1,200,000 shares of which were outstanding on September 30, 2002. On October 7, 2002 the Fund announced that it was calling 50% of its outstanding preferred stock. The called shares will be redeemed by the Fund on November 12, 2002. Following the redemption, the Fund will have 600,000 shares of preferred stock outstanding.

Dependence on
Key Personnel.......................The Investment Adviser is dependent upon the expertise of Mr. Mario J.
                                    Gabelli in providing advisory services
                                    with respect to the Fund's investments.
                                    If the Investment Adviser were to lose
                                    the services of Mr. Gabelli, its
                                    ability to service the Fund could be
                                    adversely affected. There can be no
                                    assurance that a suitable replacement
                                    could be found for Mr. Gabelli in the
                                    event of his death, resignation,
                                    retirement or inability to act on
                                    behalf of the Investment Adviser.

Taxation............................The Fund intends to continue to be treated and qualify as a regulated
                                    investment company for U.S. federal
                                    income tax purposes. Such qualification
                                    requires, among other things,
                                    compliance by the Fund with certain
                                    distribution requirements. The Fund is
                                    also, however, subject to certain
                                    statutory limitations on distributions
                                    on its common stock if it fails to
                                    satisfy the 1940 Act's asset coverage
                                    requirements, which could jeopardize
                                    the Fund's ability to meet the
                                    regulated investment company
                                    distribution requirements. See
                                    "Taxation" for a more complete
                                    discussion of these and other U.S.
                                    federal income tax considerations.




                                     TABLE OF FEES AND EXPENSES


                                                                                           Registrant
STOCKHOLDER TRANSACTION EXPENSES
Automatic Dividend Reinvestment and Voluntary Cash
Purchase Plan voluntary cash purchase fees (1)..........................                        $0.75
Automatic Dividend Reinvestment and Voluntary Cash
Purchase Plan sales fees (1)............................................                        $2.50
ANNUAL  OPERATING  EXPENSES (as a percentage of net
assets attributable to Common Stock)
Management Fees.........................................................                        1.00%
Other Expenses (2) .....................................................                        0.50%
                                                                         ----------------------------
         Total Annual Operating Expenses................................                        1.50%
                                                                         ----------------------------

(1)      Stockholders participating in the Fund's Automatic Dividend Reinvestment and Voluntary Cash
         Purchase Plan would pay $0.75 per transaction to purchase shares through voluntary cash contributions and $2.50 per transaction to sell shares.  See "Automatic Dividend Reinvestment and Voluntary Cash
         Purchase Plan" in the SAI.  The $0.75 per transaction purchase fee does not apply to automatic dividend reinvestment transactions.

(2)      As of June 30, 2002, annualized for the current fiscal year ending December 31, 2002.


EXAMPLE

         The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of Annual Operating Expenses at levels set forth in the above table with dividends being reinvested through the Fund's automatic dividend reinvestment option.

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:(3)


       1 YEAR              3 YEARS              5 YEARS              10 YEARS
       ------              -------              -------              --------
        $15                  $47                  $82                  $179

(3) Amounts are exclusive of purchase fees discussed in Note (1) above, which do not apply to the share purchases made as automatic dividend reinvestments.

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the common stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

                        ____________________________




                            FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a share of common stock outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2001, 2000, 1999, 1998, and 1997 have been audited by
PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report, which is incorporated by reference into the SAI. The per share operating performance and ratios for the period commencing January 1, 2002 and concluding June 30, 2002 are unaudited. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.





                                                  THE GABELLI CONVERTIBLE
                                              AND INCOME SECURITIES FUND INC.
                                                   FINANCIAL HIGHLIGHTS


Selected data for a Fund common share            Six Months
outstanding throughout each period:            Ended June 30,                     Year Ended December 31,
                                                     2002    ---------------------------------------------------------------
                                                 (Unaudited)     2001         2000        1999         1998          1997
                                                 -----------     ----         ----        ----         ----          ----
   Operating performance:
      Net asset value, beginning of period.....  $      9.92  $   10.02    $    11.4   $   11.45    $    11.48    $   11.08
                                                 -----------  ----------   ----------  ----------   -----------   ----------
      Net investment income....................         0.27       0.68         0.72        0.51          0.53         0.49
      Net realized and unrealized gain (loss) on
           investments.........................        (0.53)      0.32        (0.52)       0.77          0.65         1.23
                                                 -----------  ----------   ----------- ----------   -----------   ----------
      Total from investment operations.........        (0.26)      1.00         0.20        1.28          1.18         1.72
                                                 -----------  ----------   ----------- -----------  -----------   ----------
   Distributions to preferred stock shareholders:
      Net investment income....................        (0.15)     (0.18)       (0.13)      (0.11)        (0.13)       (0.08)
      Net realized gain on investments.........           --      (0.12)       (0.17)      (0.19)        (0.17)       (0.11)
                                                 -----------  ----------   ----------- -----------  -----------   ----------
      Total distributions to preferred stock
           shareholders........................        (0.15)     (0.30)       (0.30)      (0.30)        (0.30)       (0.19)
                                                 -----------  ----------   ----------- -----------  -----------   ----------
   Net increase (decrease) in net assets
      attributable to common stock shareholders
      resulting from operations................        (0.41)      0.70        (0.10)       0.98          0.88         1.53
                                                 -----------  ----------   ----------- -----------  -----------   ----------
   Distributions to common stock shareholders:
      Net investment income....................        (0.12)     (0.48)       (0.57)      (0.39)        (0.39)       (0.40)
      Net realized gain on investments.........           --      (0.33)       (0.73)      (0.64)        (0.53)       (0.56)
      Paid in capital..........................        (0.28)        --           --          --            --           --
                                                 -----------  ----------   ----------- -----------  -----------   ----------
      Total distributions to common stock
           shareholders........................        (0.40)     (0.81)       (1.30)      (1.03)        (0.92)       (0.96)
                                                 -----------  ----------   ----------- -----------  -----------   ----------
   Capital share transactions:
      Increase in net asset value from common
         share transactions....................         0.01       0.01         0.02          --          0.01         0.01
      Preferred share offering costs charged to
         paid-in capital.......................           --         --           --          --            --        (0.18)
                                                 -----------  ----------   ----------- -----------  -----------   ----------
      Total capital share transactions.........         0.01       0.01         0.02        0.00          0.01        (0.17)
                                                 -----------  ----------   ----------- -----------  -----------   ----------
   Net asset value attributable to common stock
      shareholders, end of period..............  $      9.12  $    9.92    $    10.0   $   11.40    $    11.45    $   11.48
                                                 ===========  ==========   =========== ===========  ===========   ==========
      Net asset value total return+............        (4.2)%      7.0%          0.0%       9.4%          8.3%        13.5%
                                                 ===========  ==========   =========== ===========  ===========   ==========
      Market value, end of period..............  $     10.45  $   10.90    $     9.13  $   10.56    $    11.25    $   10.31
                                                 ===========  ==========   =========== ===========  ===========   ==========
      Total investment return++................        (0.3)%     29.1%         (1.7)%      3.2%         18.4%        22.2%
                                                 ===========  ==========   =========== ===========  ===========   ==========
   Ratios and supplemental data:
      Net assets including liquidation
         value of preferred shares, end
         of period (in 000's)..................  $   104,935  $ 110,074    $  108,066  $ 120,179    $  120,726    $ 122,382
      Net assets attributable to common shares,
         end of period (in 000's)..............  $    74,935  $  80,074    $   78,066  $  90,179    $   90,726    $  92,382
      Ratio of net investment income to average
         net assets attributable to common
         shares................................       5.44%(c)    6.58%         6.49%      4.35%         4.54%        4.23%
      Ratio of operating expenses to average
          net assets attributable to common
          shares (a)...........................       1.50%(c)    1.46%         1.48%      1.80%         1.83%        1.68%
      Ratio of operating expenses to average
         to assets including liquidation
         value of total net preferred
         shares (d)............................       1.09%(c)    1.07%         1.10%      1.36%         1.38%        1.39%
      Portfolio turnover rate..................         47%         59%          169%       175%          149%         243%
   Cumulative Preferred Stock:
      8.00% Cumulative Preferred Stock
         Liquidation value, end of period
         (in 000's)............................  $   30,000   $  30,000    $   30,000  $  30,000    $   30,000    $  30,000
      Total shares outstanding (in 000's)......       1,200       1,200         1,200      1,200         1,200        1,200
      Liquidation preference per share.........  $    25.00   $   25.00    $    25.00  $   25.00    $    25.00    $   25.00
      Average market value (b).................  $    25.98   $   25.80    $    24.31  $   25.36    $    26.84    $   25.69
      Asset coverage...........................        350%        367%          360%       401%          402%         408%
      Asset coverage per share.................  $    87.47   $   91.72    $    90.05  $  100.15    $   100.60    $  101.99

____________________________________________

+ Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(b)  Based on weekly prices.
(c)  Annualized.
(d)  Amounts are attributable to both common and preferred stock assets.





                                                                                Year Ended December 31,
                                                           ------------------------------------------------------------------
                                                                1996+         1995+         1994+         1993+         1992+
                                                           ----------   -----------   -----------   -----------   -----------
Operating Performance:
   Net asset value, beginning of period................    $   11.01    $    10.60    $    11.52    $    11.45   $     10.91
                                                           ----------   -----------   -----------   -----------   -----------
   Net investment income...............................         0.49          0.53          0.69          0.76          0.65
   Net realized and unrealized gain (loss)
      on securities....................................         0.31          1.03         (0.71)         0.74          0.76
                                                           ----------   -----------   -----------   -----------   -----------
   Total from investment operations....................         0.80          1.56         (0.02)         1.50          1.41
                                                           ----------   -----------   -----------   -----------   -----------
Distributions to common stock shareholders:
   Net investment income...............................        (0.49)        (0.53)        (0.69)        (0.76)        (0.65)
   Net realized gain on investments....................        (0.24)        (0.56)        (0.21)        (0.67)        (0.22)
   Distributions in excess of net investment income....         -            (0.02)         -             -             -
   Distributions in excess of net realized gains.......         -            (0.01)         -             -             -
   Paid-in capital.....................................         -            (0.03)         -             -             -
                                                           ----------   -----------   -----------   -----------   -----------
   Net asset value, end of period......................    $   11.08    $    11.01    $    10.60    $    11.52    $    11.45
                                                           ==========   ===========   ===========   ===========   ===========
   Market value, end of period.........................    $     9.25   $    10.75          -             -             -
                                                           ==========   ===========   ===========   ===========   ===========
   Total Net Asset Value Return ++ (a).................          8.4%        15.0%        (0.2)%         13.1%         13.0%
   Total Investment Return ++(b).......................        (7.3)%        12.3%          -             -             -
Ratios to average net assets/supplemental data:
   Net assets, end of period (in thousands)............    $ 89,659     $  89,137     $ 112,090     $ 108,674    $   92,541
   Ratio of operating expenses to average net assets (c)      1.45%         1.56%         1.31%         1.38%         1.40%
   Ratio of net investment income (loss) to average
     net assets........................................       4.33%         4.60%         4.77%         4.58%         5.53%
   Portfolio turnover rate.............................        114%          140%           67%           45%           32%
   Average commission rate (d).........................    $ 0.0423           -             -             -             -

___________________________________________

+    No preferred stock outstanding during this period.
++   Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions.
(a)  Based on net asset value per share, adjusted for reinvestment of all distributions.
(b)  Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter, adjusted for reinvestment of all distributions.
(c)  Includes, for 1995, a current period expense associated with the conversion of the Fund to closed-end Status. Without the conversion expense, this ratio would have been 1.28% in 1995. Includes, for 1997, the advisory fee reduction on incremental assets raised through the issuance of preferred shares of $36,986. Without this advisory fee reduction, this ratio would have been 1.42%.
(d)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




         The following table provides information about the Fund's 8% Cumulative Preferred stock since its issuance in May 1997. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.





                                                                               Involuntary
                                                                               Liquidation               Average
Year ended                        Shares              Asset Coverage           Preference                 Market
December 31,                   Outstanding               Per Share              Per Share            Value Per Share
------------                   -----------               ---------              ---------            ---------------

2001                             1,200,000                $91.72                 $25.00                   $25.80
2000                             1,200,000                $90.05                 $25.00                   $24.31
1999                             1,200,000                $100.15                $25.00                   $25.36
1998                             1,200,000                $100.60                $25.00                   $26.84
1997                             1,200,000                $101.99                $25.00                   $25.69

         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the number of shares of 8% Cumulative Preferred Stock outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of 8% Cumulative Preferred Stock are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the 8% Cumulative Preferred Stock on the NYSE each week during the relevant year.


                                 THE OFFER

Terms of the Offer

         The Fund is issuing to Record Date Stockholders Rights to subscribe for additional shares of the Fund's common stock (the "Shares"). Each Record Date Stockholder is being issued one transferable Right for each share of common stock owned on the Record Date. The Right entitles the holder to acquire at the Subscription Price one Share for each three Rights held rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. In the case of shares of common stock held of record by Cede & Co., as nominee for the Depository Trust Company, or any other depository or nominee, the number of Rights issued to Cede & Co. or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede & Co. or such other depository or nominee provides to the Fund on or before the close of business on November 21, 2002 a written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period that commences on November 14, 2002, and ends at 5:00 p.m., New York time, on December 13, 2002 (the "Subscription Period"), unless extended by the Fund to a date not later than December 30, 2002, 5:00 p.m., New York time. The Right to acquire one Share for each three Rights held during the Subscription Period at the Subscription Price will be referred to in the remainder of this Prospectus as the "Primary Subscription."

         In addition, common stockholders on the Record Date (the "Record Date Stockholders") that fully exercise their Rights are entitled to subscribe for Shares available for Primary Subscription (the "Primary Subscription Shares") that were not subscribed for by other Rights holders on Primary Subscription. In addition, in the event that the Fund's per share net asset value on the Expiration Date is equal to or greater than the Subscription Price, the Fund may issue up to an additional 1,381,981 Shares (the "Secondary Over- Subscription Shares") to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund would also be able to issue additional shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over- Subscription Shares. The entitlement to subscribe for un-subscribed Primary Subscription Shares, any Secondary Over-Subscription Shares and any additional Shares will be referred to in the remainder of this Prospectus as the "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc., nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede & Co. or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under " -- Over-Subscription Privilege."

         Officers of the Investment Adviser have advised the Fund that the Affiliated Parties, as Record Date Stockholders, have been authorized to purchase Shares through the Primary Subscription and the Over-Subscription Privilege to the extent the Shares become available to them in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually or his affiliated entities, as a Record Date Stockholder, may also purchase Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties and Mr. Gabelli may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding shares of common stock of the Fund, if any Record Date Stockholder fails to fully exercise its Rights. Any Shares acquired, whether by Primary Subscription or the Over-Subscription Privilege, by the Affiliated Parties or Mr. Gabelli as "affiliates" of the Fund, as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption, or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly reported trading volume of the common stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares under Rule 144, if the Shares are held for a period of less than six months, will be returned to the Fund.

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and Shares paid for is set forth below in " -- Method of Exercise of Rights" and " -- Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See " -- Payment for Shares." Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

         The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin two Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when-issued basis beginning one Business Day prior to the Record Date until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under " -- Method of Transferring Rights." The common stock will begin trading ex-Rights on the Record Date. Rights will trade with due bills for two Business Days prior to the Record Date. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

         Nominees that hold shares of the Fund's common stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Fund's common stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner's instructions.

Purpose of the Offer

         The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its common stockholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing common stockholders by giving them the right to purchase Shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to common stockholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing common stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

         The Fund's Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised and the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $331,675. Two of the Fund's directors, including Mario J. Gabelli, who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in the Investment Adviser. See "Management of the Fund" in the SAI. In determining that the Offer was in the best interest of the common stockholders, the Fund's Board of Directors was cognizant of this benefit as well as the possible participation of the Affiliated Parties and Mr. Gabelli in the Offer as common stockholders on the same basis as other common stockholders.

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is organized, and the Fund's Charter, the Fund is authorized to make rights offerings without obtaining stockholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's Board of Directors that such an offering would result in a net benefit to existing stockholders.

Over-Subscription Privilege

         If all of the Rights initially issued are not exercised, any Primary Subscription Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all the Rights initially issued to them and who wish to acquire additional Shares. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Primary Subscription Shares remain after the Primary Subscriptions have been exercised, all over-subscription requests will be honored in full. If sufficient Primary Subscription Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

         In addition, the Board of Directors of the Fund has established a Pricing Committee which is authorized, in the event that the Fund's per share net asset value on the Expiration Date is equal to or greater than the Subscription Price, to direct the Fund to issue Secondary Over-Subscription Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund would also be able to issue additional Shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over- Subscription Shares. Any Secondary Over-Subscription Shares and any additional Shares issued in conjunction with the Secondary Over-Subscription Shares will be allocated pro rata only among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights Holders who are not Record Date Stockholders may not participate in the secondary over-subscription. Any Secondary Over-Subscription Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription and any additional Shares, will be referred to in this Prospectus as the "Excess Shares."

         The percentage of Excess Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over- Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may be iterative in order to assure that the total number of Excess Shares is distributed in accordance with the method described above.

         The formula to be used in allocating the Excess Shares is as follows:

         Record Date Stockholder's Position       x      Excess Shares Remaining
         Total Record Date Position
         of All Over-Subscribers


         The Fund will not offer or sell any Shares that are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

         The Subscription Price for the Shares to be issued pursuant to the Rights will be $8.00.

         The Fund announced the Offer on August 28, 2002. The net asset value per share of common stock at the close of business on August 27, 2002 (the last trading date prior to the Fun's announcement of the Offer) and November __, 2002 (the first trading date after the Fund's announcement of the definitive terms of the Offer), was $8.60 and $_.__, respectively. The last reported sale price of a share of the Fund's common stock on the NYSE on those dates was $10.95 and $_.__,respectively, representing a 27.33% and __% premium, respectively, in relation to the net asset value per share of common stock at the close of business on these dates and a 36.88% and __% premium, respectively in relation to the Subscription Price.

Sales by Subscription Agent

         Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before December 11, 2002. Upon timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, at a commission of up to $0.02 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through that independent broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services.

         The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Equiserve, in its capacity as the Fund's transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE or through an unaffiliated market maker if no market exists on the NYSE.

Method of Transferring Rights

         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of the Depository Trust Company. Rights exercised through the Depository Trust Company will for the remainder of this Prospectus be referred to as "DTC Exercised Rights."

Expiration of the Offer

         The Offer will expire at 5:00 p.m., New York time, on December 13, 2002, unless extended by the Fund to a date not later than December 30, 2002, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.

Subscription Agent

         The subscription agent is Equiserve, Att: Corporate Actions, PO Box 43025, Providence, RI 02940-3025 (the "Subscription Agent"). The Subscription Agent will receive from the Fund an amount estimated to be $125,000 comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 9573, BOSTON, MASSACHUSETTS 02205-9573 (TELEPHONE (800) 336-6983 OR (781) 575-2000); HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under " -- Payment for Shares"). The Subscription Certificate and payment should be delivered to Equiserve at the following address:

If By Mail:                     PO Box 43025
                                Reporting Services, Inc.
                                Providence, RI 02940-3025

If By Hand:                     Securities Transfer and Reporting Services, Inc.
                                c/o Equiserve
                                100 Williams St. Galleria
                                New York, NY 10038

If By Overnight Courier:        Equiserve
                                Attn:  Corporate Actions
                                40 Campanelli Drive
                                Braintree, MA 02184

Method of Exercise of Rights by Individual Retirement Accounts

         Individuals who hold an interest in common shares of the Fund through an "individual retirement account" (an "IRA", and such holders being "IRA Holders"), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code"), will also have the opportunity to direct their IRAs to exercise the Rights offered directly to the IRAs. However, due to limitations imposed by the Code, the exercise of such Rights by IRAs will be subject to the procedures outlined below.

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below in paragraph (3) under " -- Payment for Shares."

         If the Fund receives a Subscription Certificate and the full payment from the IRA, the Fund will exercise the IRA's rights to the extent indicated on the Subscription Certificate. It is the responsibility of the IRA Holder to ensure that the funds used to exercise the Rights are available in the IRA at the time payment for the Rights is due. In the event sufficient funds to exercise the Rights are not available through the IRA, additional sources of funds may be contributed to the IRA by means of (i) a deductible contribution pursuant to section 408(a)(1) of the Code; (ii) a nondeductible contribution pursuant to Section 408(o) of the Code; (iii) a trust-to-trust transfer from another IRA account; (iv) a rollover contribution within the meaning of
Section 408(d)(3) of the Code; or (v) a combination of any of the foregoing. IRA Holders should note that the maximum deductible IRA contribution for 2002 is $3,000, and may be less depending on an individual's particular circumstances.

         If the Fund does not receive a Subscription Certificate from an IRA Holder by 5:00 pm, New York time, on the Expiration Date, or the IRA does not contain sufficient funds to exercise the Right, such IRA's Rights will be sold for the prevailing price on the NYSE, provided that a market for the Rights develops. If the Fund is able to sell all the Rights, proceeds from the sale will be deposited in a Gabelli money market account held on behalf of the IRA in the name of the IRA Holder. If the Fund is able to sell only a portion of the IRA Rights of non-exercising IRA Holders, any proceeds from such sales will be allocated pro rata among the non-exercising IRA Holders based on the number of IRA Rights originally issued to them by the Fund.

         The Subscription Certificate and payment should be delivered to Equiserve at the addresses indicated above, under " -- Method of Exercise of Rights."

         The information set forth above is a discussion of certain of the United States federal income tax issues concerning the use of IRA's. This discussion is based on the present provisions of the Code, the regulations promulgated hereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult with their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership and disposition of the Rights, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Payment for Shares

         Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

         (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (fax number
                  (781) 380-3388; telephone number to confirm receipt (781) 575-4816).

         (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $8.00 per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all Share purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. Except as otherwise set forth below, a payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the continental United States, must be payable to The Gabelli Convertible and Income Securities Fund Inc. and must accompany an executed Subscription Certificate to be accepted. If the aggregate Subscription Price paid by a Record Date Stockholder is insufficient to purchase the number of Shares that the holder indicates are being subscribed for, or if a Record Date Stockholder does not specify the number of Shares to be purchased, then such holder will be deemed to have exercised first the Primary Subscription Rights (if not already fully exercised), and second the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Stockholder is greater than the Shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first the Primary Subscription Rights (if not already fully subscribed), and second the Over-Subscription Privilege to the full extent of the excess payment tendered.

         (3)      IRA Holders should follow the instructions in paragraphs
                  (1) and (2) above.

         Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Convertible and Income Securities Fund Inc. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, in the case of the Fund's common stock held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over-Subscription Privilege that the holder is not acquiring. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on such holder's behalf by the Subscription Agent or exercises by Rights holders of their Over-Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares that could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

         Holders who hold shares of common stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of the common stock they hold as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If a beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail.

         Do Not Send Subscription Certificates to the Fund.

         The method of delivery of Subscription Certificates and payment of the subscription price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Stock Certificates

         Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to registered Record Date Shareholders as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the shares of common stock held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in " -- Method of Exercise of Rights" and " -- Payment for Shares." Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Shares will remain subject to the same investment option as previously selected by the Plan participant.

Foreign Restrictions

         Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, Equiserve, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such stockholder. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular stockholder, the Subscription Agent will attempt to sell all of such common stockholder's Rights and remit the net proceeds, if any, to such common stockholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Federal Income Tax Consequences to Stockholders

         For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the Rights. The holding period for a Share acquired upon exercise of a Right begins with the date of exercise. The basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of:

         o        the subscription price per Share;

         o any servicing fee charged to you by your broker, bank or trust company; and

         o        the basis, if any, in the Rights that you exercised.

         A gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss assuming the Share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the Share has been held at the time of sale for more than one year.

         As noted above, your basis in Shares issued under the Offer includes your basis in the Rights underlying that stock. Assuming that, as the Fund expects, the aggregate fair market value of the Rights at the time they are distributed is less than 15% of the aggregate fair market value of the Fund's common stock at such time, the basis of the Rights issued to you will be zero unless you elect to allocate a portion of your basis of previously owned common stock to the Rights issued to you in the Offer. This allocation is based upon the relative fair market value of such common stock and the Rights as of the date of distribution of the Rights. Thus, if you make such an election and the Rights are later exercised, the basis in the common stock you originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If the Rights expire without exercise, you will realize no loss and you will not be permitted to allocate a portion of your basis in the common stock to the unexercised Rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of Rights. The discussion is based upon applicable provisions of the Code, U.S. Treasury regulations thereunder and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

Employee Plan Considerations

         Rights holders that are employee benefit plans subject to the Code, including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and IRAs (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess nondeductible contributions. In the case of Benefit Plans qualified under Sections 401(a) or 408(k) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of stock in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.


                              USE OF PROCEEDS

         The net proceeds of the Offer, assuming all offered Shares are sold, are estimated to be approximately $33,167,536 million, before deducting expenses payable by the Fund estimated at approximately $450,000. The Investment Adviser anticipates that investment of the proceeds, in accordance with the Fund's investment objectives and policies, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and is anticipated to take not more than approximately six months.


                     INVESTMENT OBJECTIVES AND POLICIES

         The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company and converted to closed-end status after receiving stockholder approval of its Charter on February 21, 1995 and filing of the Charter in Maryland on March 31, 1995.

         The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is, however, a fundamental policy of the Fund and cannot be changed without stockholder approval. Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible securities having a history of regular payments to holders. Securities received upon conversion of a convertible security will not be included in the calculation of the percentage of Fund assets invested in convertible securities. These securities may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund expects to continue its practice of investing in convertible securities to the extent attractive opportunities are available.

         The Fund may invest up to 20% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of securities that do not generate any income, such as common stocks that do not pay dividends. In selecting any of the foregoing securities for investment, the factors that will be considered by the Investment Adviser include the Investment Adviser's evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer's balance sheet characteristics and the perceived skills and integrity of the issuer's management.

         During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the United States government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds, unless an exemptive order permits the Fund to invest in affiliated money market funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. See " -- Temporary Defensive Investments."

Investment Methodology of the Fund


         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o the interest or dividend income generated by the securities;

         o the potential for capital appreciation of the securities and any underlying common stocks;

         o the prices of the securities relative to any underlying common stocks;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of sinking funds or other protective conditions or covenants;

         o the existence of any anti-dilution protections or guarantees of the security; and

         o the diversification of the Fund's portfolio as to issuers.

The Investment Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst - something indigenous to the company, its industry or country that will surface additional value.

Convertible Securities

         A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

         Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

         "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

         In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective. The Fund may convert a convertible security that it holds:

         o when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

         o        to facilitate a sale of the position;

         o if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

         o whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

         Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser. Those securities and securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions. See "Risk Factors and Special Considerations -- Asset Class Risks." Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See "Appendix A -- Description of Corporate Bond Ratings."

         The Fund's investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate.

         The Fund has no independent limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments. The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund's net assets in illiquid convertible securities or income securities. Common stockholders will be notified if the Investment Adviser changes its intention. Investments in unregistered or otherwise illiquid securities entails certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act. See "Risk Factors and

Special Considerations-- Asset Class Risks."

Income Securities

         Although it is the Fund's policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, corporate notes, preferred stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser and (ii) common stocks of issuers that have historically paid dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

         The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its obligations on interest or principal obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

         The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

         The Fund also may invest in common stock of issuers that have historically paid dividends or otherwise made distributions to common stockholders. Unlike payments on fixed income securities, common stock dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Special Investment Methods

         Subject to guidelines established by the Board of Directors, the Investment Adviser, on behalf of the Fund, may employ the following special investment methods.

         Options

         The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the U.S. over- the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets. The Fund's investment in OTC options is limited to 5% of its total assets.

         A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for the premium paid, to sell to the writer (seller) of the put option the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Investment Objectives and Policies -- Investment Practices -- Derivative Instruments" in the SAI.

         Futures Contracts and Options Thereon
         -------------------------------------

         The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         Under the CFTC regulations, the Investment Adviser on behalf of the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) may enter into non-hedging transactions, provided that, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets.

         Forward Currency Exchange Contracts
         -----------------------------------

         The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties that it believes to be creditworthy.

         Short Sales Against the Box
         ---------------------------

         The Fund may make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for, such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

         Repurchase Agreements
         ---------------------

         The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have a duration of up to a week. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Board of Directors will monitor the creditworthiness of the counter party to the repurchase agreements.

         If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities
         -----------------------------

         To increase income, the Fund may lend its portfolio securities to securities broker- dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and
(ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objectives and Policies -- Investment Practices -- Loans of Portfolio Securities" in the SAI.

         Leverage
         --------

         As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund is permitted to issue additional preferred stock or debt so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines that may permit the Fund to obtain leverage at attractive rates. The Fund has authorized the issuance of 2,000,000 shares of preferred stock, of which 1,200,000 shares were outstanding on September 30, 2002. The Fund's outstanding preferred stock has a stated dividend rate of 8% per annum.

         Corporate Reorganizations
         -------------------------

         The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

         Warrants and Rights
         -------------------

         The Fund may invest without limit in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Other Investment Companies
         --------------------------

         The Fund may invest up to 5% of its total assets in no more than 3% of the securities of any one investment company, including small business investment companies, and may invest up to 10% of its total assets in the securities of other investment companies in the aggregate. The purchase of securities in investment companies will result indirectly in the payment of duplicative management fees by the Fund. The Fund will not purchase the securities of affiliated investment companies.

         Foreign Securities
         ------------------

         The Fund may invest up to 25% of its total assets in securities of foreign issuers, which are generally denominated in foreign currencies. See "Risk Factors and Other Considerations-- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers, which shall not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         When Issued, Delayed Delivery Securities and Forward Commitments
         ----------------------------------------------------------------

         The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will maintain a segregated account of cash or liquid high-grade debt securities with the Fund's custodian in an aggregate amount at least equal to the amount of its forward commitments as long as the obligation to purchase continues.

Temporary Defensive Investments

         During temporary defensive periods and during periods when the Fund's normal asset allocation is not optimal, the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, will not be affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

         Further information on the investment objective and policies of the Fund are set forth in the SAI.

Investment Restrictions

         The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

Portfolio Turnover

         The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities and may result in taxable gains being passed to shareholders. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

Long-Term Objective

         The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in stock of the Fund should not be considered a complete investment program. Each stockholder should take into account the stockholder's investment objectives as well as the stockholder's other investments when considering the Offering.


                  RISK FACTORS AND SPECIAL CONSIDERATIONS

         There are a number of risks that an investor should consider in evaluating the Fund. You should read this entire Prospectus and the SAI before you decide whether to exercise your Rights. In addition, you should consider the matters set forth below.

Dilution

         If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Offer is over. In addition, whether or not you exercise your Rights, if the Subscription Price is below the Fund's net asset value per share of common stock on the Expiration Date the net asset value of your common stock will be diluted (reduced) immediately as a result of the Offer because:

         o the offered stock is being sold at less than its current net asset value;

         o        you will indirectly bear the expenses of the Offer; and

         o the number of shares of common stock outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund's net assets.

         On the other hand, if the Subscription Price is above the Fund's net asset value per share on the Expiration Date after deducting the expenses of the Offer, the Fund's net asset value per share of common stock will be accreted (increased) immediately as a result of the Offer whether or not you participate in the Offer because:

         o the offered stock is being sold at more than its current net asset value after deducting the expenses of the Offer; and

         o the number of shares of common stock outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund's net assets.

         Furthermore, if you do not participate in the Over-Subscription Privilege, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share of common stock will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share of common stock is shown by the following examples, assuming a $8.00 Subscription Price:


Scenario 1:  (assumes net asset value per share is above subscription price)(1)

         NAV..................................................................................$8.50
         Subscription Price...................................................................$8.00
         Reduction in NAV($)(2)...............................................................$(0.18)
         Reduction in NAV(%)..................................................................(2.12)%

Scenario 2:  (assumes net asset value is below subscription price)(1)

         NAV..................................................................................$7.50
         Subscription Price...................................................................$8.00
         Increase in NAV($)(2)................................................................$0.08
         Increase in NAV(%)....................................................................1.07%


------------------------------------

(1)      Both examples are based on a fully exercised primary subscription only.  Actual amounts may vary due to rounding.
(2)      Assumes $450,000 in estimated offering expenses.

         If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Market Risk

         The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds and the investment funds that invest in them.

Asset Class Risks

         Credit Risk for Convertible Securities and Fixed Income Securities
         ------------------------------------------------------------------

         Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that the Fund's convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser.

         Securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as:

         o        greater volatility and credit risk;

         o vulnerability to economic downturns and changes in interest rates;

         o sensitivity to adverse economic changes and corporate developments;

         o additional expenses to pursue recovery from issuers that default;

         o redemption or call provisions that may be exercised at inopportune times;

         o difficulty in accurately valuing or disposing of such securities;

         o        subordination to other debt of the issuer; and

         o        junk bonds are generally unsecured.

Convertible securities and other income securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund. See "Appendix A -- Description of Corporate Bond Ratings."

         In addition, securities ratings are relative and subjective and are not absolute standards of quality. They are based largely on an issuer's historical financial condition and the rating agency's analysis at the time of the rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         Dilution Risk for Convertible Securities
         ----------------------------------------

         In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

         Call Provision Risk
         -------------------

         Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. As a general matter, call provisions contained in convertible securities may limit the Fund's ability to participate in upside equity gains associated with the underlying common stock in excess of the call price. In addition, if long-term interest rates decline, the interest rates of new Convertible Securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, Convertible Securities without superior call protection may limit the Fund's ability to maintain a high yield in a falling interest rate environment.

         Illiquid Securities
         -------------------

         The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Unregistered convertible securities or the securities obtained upon conversion normally may be resold publicly under certain volume and other restrictions beginning two years following the acquisition of the unregistered convertible securities and without any restrictions beginning three years after the acquisition of the unregistered convertible securities. Unregistered securities that are freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy institutional liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

         Interest Rate Risk for Fixed Income Securities
         ----------------------------------------------

         The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.

         Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

         Distribution Risk for Equity Income Securities
         ----------------------------------------------

         In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

         Equity Risk
         -----------

         The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See "Investment Objectives and Policies -- Convertible Securities."

         Ratings Risk
         ------------

         The rating received by the Fund on its outstanding preferred stock, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its outstanding senior securities. However, an AAA rating on the Fund's outstanding preferred stock does not eliminate or mitigate the risks associated with investing in the Fund's common stock. In addition, should the rating on the Fund's preferred stock be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Fund's preferred stock and the Fund may also be required to redeem all or part of its outstanding preferred stock. If the Fund were required to redeem its outstanding preferred stock (in whole or part) as a result of the change in or withdrawal of the rating, the common stock of the Fund will lose the benefits associated with a leveraged capital structure.

         Portfolio Turnover Risk
         -----------------------

         The Fund may buy and sell securities on a frequent basis resulting in a portfolio turnover rate that is higher than that of other investment companies. In such a case the Fund may incur incremental portfolio turnover expenses (such as brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities) that negatively impact the Fund's return on its investments. In addition, portfolio turnover may result in taxable gains being passed to stockholders.

Market Value and Net Asset Value

         The Fund is a diversified, closed-end management investment company. Closed- end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its stock will trade at, below or above net asset value. Stockholders desiring liquidity may, subject to applicable securities laws, trade their stock in the Fund on the New York Stock Exchange or other markets on which such stock may trade at the then current market value, which may differ from the then current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Foreign Securities

         Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers, which will not be included in the Fund's 25% foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o        the creditworthiness of counterparties.

For a further description, see "Risk Factors and Special Considerations-- Futures Transactions" and "Risk Factors and Special Considerations-- Forward Currency Exchange Contracts."

Futures Transactions

         Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the yield of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits on price fluctuation;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Forward Currency Exchange Contracts

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Risks to Common Stockholders of Leveraging and Issuance of Senior Securities

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. If the Fund were to reduce its use of leverage, these two risks would dissipate and would generally make the Fund's total return to common stockholders less volatile. In addition, the Fund might be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

         As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional preferred stock or debt so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC guidelines, which may permit the registrant to obtain leverage at attractive rates.

         A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred stock or debt that is in excess of the dividends payable thereon will cause the total return of the common stock to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred stock or debt fails to cover the dividends payable thereon, the total return of the common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement under the 1940 Act to pay in full dividends on preferred stock or interest on debt before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated. Although an inability to pay dividends on the common stock could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the common stock, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

         The class voting rights of the preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred stock, or (ii) changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

         The issuance of preferred stock convertible into common stock might also reduce the net income and net asset value per share of the common stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the preferred stock, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred stock were converted at a time when the net asset value per share of common stock was greater than the conversion price.

         The Fund currently has preferred stock outstanding and may issue additional preferred stock or preferred stock convertible into common stock in the future in the event the Board concludes that the issuance of additional preferred stock would be likely to enable the Fund to earn an incremental return for the common stockholders. See "Capitalization -- Preferred Stock."

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.


                           MANAGEMENT OF THE FUND

         The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. However, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its outstanding preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such preferred stock, prorated during the year such preferred stock is issued and the final year it is outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling over $20.2 billion as of September 30, 2002. The Investment Adviser was organized in 1999 and is the successor to the investment advisory division of Gabelli Funds, Inc., which was organized in 1980. As of September 30, 2002, the Investment Adviser and its affiliate, Gabelli Advisers, Inc., acted as primary investment adviser to 20 management investment companies with aggregate net assets of $8.8 billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as investment sub- adviser to management investment companies having aggregate assets of $9.3 billion under management as of September 30, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for the Treasurer's Fund and separate accounts having aggregate assets of $1.5 billion under management as of September 30, 2002.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario
J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, expenses of personnel performing stockholder servicing functions, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli is responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company; and Director of Spinnaker Industries, Inc., a manufacturing company.

Non-Resident Directors

         Karl Otto Pohl and Anthonie C. van Ekris, directors of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. Neither director has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either director in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

Administrator

         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

Portfolio Transactions

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."


                        DIVIDENDS AND DISTRIBUTIONS

The Fund's Distribution Policy

         The Fund may retain for reinvestment and pay federal income taxes on its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Board of Directors has adopted a policy of distributing 8% per share of its average net asset value per year. To implement this policy, the Fund makes quarterly distributions of $0.20 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.0% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.60 per share made for the most recent three calendar quarters) in order to meet the Fund's 8% pay-out goal. If, for any calendar year, the total distributions exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of the stockholder's tax basis in his stock. The amount treated as a tax-free return of capital will reduce a stockholder's tax basis in his stock, thereby increasing his potential gain or reducing his potential loss on the sale of his stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other registered investment companies advised by the Investment Adviser (the "Other Funds"), has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common stock calling for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. If the total distributions required by the Fund's periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.


                                  TAXATION

Taxation of the Fund

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each fiscal quarter (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of the Stockholders

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund stock. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common stock of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other Fund stock is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.1

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional stock of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Fund's stock who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

-------------------

1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

                               CAPITALIZATION

         The Fund is authorized to issue one billion (1,000,000,000) shares of capital stock, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Directors of the Fund. The Board has authorized issuance of one hundred million (100,000,000) shares of the common stock class and two million (2,000,000) shares of the preferred stock class. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights in connection with any outstanding stock of the Fund. All stock, when issued in accordance with the terms of the Offering, will be fully paid and non- assessable.

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock unissued and (iii) capital stock outstanding for each class of authorized securities of the Fund as of September 30, 2002.


                                  Amount                  Amount                 Amount
      Title of Class            Authorized              Classified            Outstanding
Common Stock..............   1,000,000,000(1)           998,000,000            8,291,884
                           ---------------------    -------------------    ------------------
Preferred Stock...........   1,000,000,000(1)            2,000,000             1,200,000
                           ---------------------    -------------------    ------------------

         (1) The total number of shares of capital stock of all classes authorized. The Board of Directors is authorized to classify or reclassify these one billion shares.


Common Stock


         The common stock of the Fund is listed on the New York Stock Exchange under the symbol GCV and began trading March 31, 1995. The average weekly trading volume of the common stock on the NYSE for the 12 months ended September 30, 2002 was 41,642 shares. The common stock is not redeemable and has no preemptive, conversion or cumulative voting rights. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Fund's common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.


                                                                                             PREMIUM OR DISCOUNT
                              MARKET PRICE(1)                NET ASSET VALUE(2)                  AS % OF NAV
                         --------------------------     ----------------------------    ------------------------------
QUARTER ENDED                HIGH           LOW             HIGH           LOW              HIGH            LOW
-------------                ----           ---             ----           ---              ----            ---
September 30, 2002            11.30       9.40               8.44          8.59             33.89            9.43
June 30, 2002                 11.63      10.45               9.81          9.12             18.55           14.58
March 31, 2002                11.19      10.66               9.84          9.83             13.72            8.44
December 31, 2001             11.25      10.45              10.08          9.82             11.61            6.42
September 30, 2001            11.25      10.50               9.96         10.36             12.95            1.35
June 30, 2001                 10.95      10.09              10.72         10.34              2.15           -2.42
March 31, 2001                11.00       9.375             10.37          9.99              6.08           -6.16
December 31, 2000             10.0625     8.75              10.94          9.95            - 8.02          -12.06
September 30, 2000            10.4375     9.375             11.15         10.88            - 6.39          -13.83
June 30, 2000                 10.00       9.0625            11.34         11.07            -11.82          -18.13
March 31, 2000                10.8125     9.00              11.20         11.09            - 3.46          -18.85

------------------------------------

         (1)      As reported on the NYSE

         As of September 30, 2002, the Fund's common stock was trading at a premium of 28.96% over net asset value.

Preferred Stock

         The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 2,000,000 shares of preferred stock, par value $.001 per share. The terms of preferred stock issued by the Fund has and will be fixed by the Board of Directors and materially limit and/or qualify the rights of the holders of the Fund's common stock. As of September 30, 2002, the Fund has outstanding 1,200,000 shares of 8% Cumulative Preferred Stock (the "8% Stock"), which are senior securities of the Fund. Dividends on the 8% Stock accrue at an annual rate of 8% of the liquidation preference of $25 per share. Preferred stock dividends are cumulative from the date of original issuance and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. All of the Fund's outstanding 8% Stock is redeemable by the Fund at its discretion for a redemption price of $25 per share plus accumulated but unpaid dividends.

         On October 7, 2002, the Fund announced that it was calling 50% of its outstanding 8% Stock. The called shares will be redeemed by the Fund on November 12. Following the redemption, the Fund will have 600,000 shares of 8% Stock outstanding.

         It was a condition to the issuance of the 8% Stock that it be rated AAA by S&P. In connection with the receipt of an AAA rating the Fund is required to maintain a minimum discounted asset coverage with respect to its 8% Stock. See "S&P Discount Factors" in the SAI.

         The 8% Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) if the Fund fails to maintain either of the minimum asset coverages required by S&P and the 1940 Act.

         All shares of the 8% Stock are fully paid and nonassessable.

Effects of Leverage

         The only obligation that the Fund has to the holders of the 8% Stock is to pay the stated dividend rate (8% per annum). Any return earned in excess of the stated dividend rate would directly benefit common stockholders; however, any shortfall from the stated rate would negatively affect the Fund's common stockholders. The following table is designed to assist you in understanding the effects of the existing leverage on your shares of the Fund's common stock. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed return on
portfolio (net of expenses).....    -10.00%       -5.00%     0.00%     5.00%      10.00%

Corresponding return
to common stockholder..........     -18.02%      -10.79%    -3.56%     3.66%      10.89%

         The following factors associated with leveraging could increase the investment risk and volatility of the price of the Fund's common stock:

         o leveraging exaggerates any increase or decrease in the value of the Fund's common stock;

         o the dividend requirements on preferred stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred stock;

         o a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred stock);

         o a decline in net asset value could affect the ability of the Fund to make common stock dividend payments;

         o a failure to pay dividends or make distributions on its common stock could result in the Fund's ceasing to qualify as a regulated investment company under the Code; and

         o if the asset coverage for preferred stock or debt securities declines to less than two hundred percent or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

         Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain "asset coverage." The asset coverage with respect to a senior security representing indebtedness means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness. The asset coverage with respect to a senior security representing stock means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness plus the aggregate liquidation preference of the Fund's outstanding preferred stock.

         If, as is the case with the Fund, a registered investment company's senior securities are stock, such stock must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company's senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in common stock issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or "cover" transactions in order to avoid the creation of a class of senior security.

Voting Rights

         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of the Fund's preferred stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of the Fund's common stock as a single class.

         In connection with the election of the Fund's directors, holders of the Fund's preferred stock, voting as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of shares of preferred stock voting together as a single class. In addition, if at any time dividends on outstanding shares of the Fund's preferred stock are unpaid in an amount equal to at least two full years of dividends, the 1940 Act requires that the holders of the Fund's preferred stock, voting as a separate class, will elect an additional number of directors such that, when added to the two directors elected exclusively by the holders of preferred stock as described above, directors elected exclusively by the holders of the Fund's preferred stock constitute a bare majority of the Fund's Board of Directors, so increased by such smallest possible number. Such additional directors will be elected at a special meeting of preferred stockholders that will be called and held as soon as practicable.

         So long as full cumulative dividends for two full years or more have not been paid on the Fund's preferred stock, at each subsequent meeting at which directors are to be elected, the holders of shares of preferred stock, voting as a single class, will be entitled to elect the smallest number of additional directors that, together with the two directors that are elected routinely by the preferred stockholders voting as a separate class, constitutes a bare majority of the total number of directors of the Fund as so increased. The Fund's By-Laws currently limit the maximum number of directors of the Fund to twenty-five. In the event that an increase in the number of directors elected solely by the preferred stockholders would cause the total number of directors to exceed twenty-five, one or more directors, other than the two previously elected by the holders of shares of the preferred stock voting as a separate class, would resign so that the result would be that a majority of the Fund's Board had been elected by the holders of the preferred stock, voting as a separate class. Except as otherwise provided in the immediately preceding sentence, the terms of office of the directors that do not resign at the time of that election will continue.

         If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods, the additional voting rights of the preferred stockholders as described above will cease, and the terms of office of all of the additional directors elected by the preferred stockholders (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the preferred stockholders have the right to elect as a separate class in any event) will terminate automatically.

         So long as shares of the Fund's preferred stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of preferred stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of its Articles of Incorporation, as amended and supplemented (including the Articles Supplementary) (the "Charter"), whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights of the preferred stockholders expressly set forth in the Charter. To the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and preferred stock, voting together as a single class, necessary to authorize the action in question. The foregoing voting provisions, however, will not apply to shares of any preferred stock that has been (i) redeemed or (ii) called for redemption, and for which sufficient deposit assets have been provided to the dividend-disbursing agent to effect such redemption at or prior to the time when the act with respect to which such vote otherwise would be required will occur. The holders of preferred stock will have no preemptive rights or rights to cumulative voting.

Repurchase of Shares

         The Fund is a closed-end, management investment company and, as such, its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. The Fund's Board of Directors has determined that such repurchase, up to 500,000 shares of common stock, may be made when the Fund's common stock is trading at a discount of 10% or more from net asset value. Pursuant to this authorization the Fund has repurchased in the open market 305,200 shares through June 30, 2002, none of which stock was repurchased during the nine months ended September 30, 2002. Pursuant to the 1940 Act, the Fund may repurchase its stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, identity of the sellers, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund. Any repurchase of common stock by the Fund will also be subject to Maryland corporate law, which requires that immediately following such repurchase the total assets of the Fund must be equal to or greater than the sum of the Fund's total liabilities plus the aggregate liquidation preference of its outstanding preferred stock.

         When the Fund repurchases its common stock for a price below its net asset value, the net asset value of the common stock that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund's remaining outstanding common stock will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common stock will reduce the net income of the Fund.

         From the commencement of the Fund's operations, the Fund's common stock has traded in the market for extended periods at both a premium to and a discount from net asset value.


Anti-Takeover Provisions of the Charter
and Amended and Restated By-Laws of the Fund

         The Fund presently has provisions in its Charter and Amended and Restated By- Laws (together, its "Governing Documents") that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund's Board of Directors, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of directors. See "Management of the Fund." A director of the Fund may be removed with cause by a vote of a majority of the votes entitled to be cast for the election of directors of the Fund. A director of the Fund may not be removed without cause. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund is required to authorize its conversion from a closed-end to an open-end investment company, or to amend certain provisions of the Charter involving conversion to an open-end fund.

         Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by- laws. Accordingly, notwithstanding its Charter or By-Laws, under Maryland law the Fund's Board of Directors may elect by resolution to, among other things:

         o require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

         o reserve for the Board the right to fix the number of Fund directors;

         o provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

         o retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

         The Board may make any of the foregoing elections without amending the Fund's Charter or By-Laws and without stockholder approval. Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.

         The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

         The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Further Information."

               CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING
                            AGENT AND REGISTRAR

         State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         Equiserve Trust Company, N.A. located at PO Box 43025, Providence, RI 02940- 3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for stock of the Fund.

                               LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the Offering.

                                  EXPERTS

         The financial statements of the Fund as of December 31, 2001 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                            FURTHER INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's common stock is listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

             SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Fund undertakes to supplement this Prospectus to reflect any material changes to the Fund after the date of this Prospectus.


                                      TABLE OF CONTENTS OF SAI

                                                                                                 PAGE
STATEMENT OF ADDITIONAL INFORMATION...............................................................B-1
INVESTMENT OBJECTIVES AND POLICIES................................................................B-2
INVESTMENT RESTRICTIONS..........................................................................B-20
MANAGEMENT OF THE FUND...........................................................................B-22
PORTFOLIO TRANSACTIONS...........................................................................B-33
REPURCHASE OF SHARES.............................................................................B-34
PORTFOLIO TURNOVER...............................................................................B-35
AUTOMATIC DIVIDEND REINVESTMENT
         AND VOLUNTARY CASH PURCHASE PLAN........................................................B-35
TAXATION ........................................................................................B-37
S&P DISCOUNT FACTORS.............................................................................B-43
NET ASSET VALUE..................................................................................B-46
GENERAL INFORMATION..............................................................................B-47
BENEFICIAL OWNERS................................................................................B-48
FINANCIAL STATEMENTS.............................................................................B-49




                     _________________________________
                     _________________________________

          THE GABLELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              4,145,942 SHARES
                              OF COMMON STOCK
                      ISSUABLE UPON EXERCISE OF RIGHTS
                        TO SUBSCRIBE TO SUCH SHARES

                           [GABELLI GLOBAL LOGO]


                                 PROSPECTUS

                             November 8, 2002
                     _________________________________
                     _________________________________




                            Subject to Completion Dated November 8, 2002

                          THE GABELLI CONVERTIBLE
                      AND INCOME SECURITIES FUND INC.

                            ___________________


                    STATEMENT OF ADDITIONAL INFORMATION


         The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio of convertible and income producing securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Investment Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 80% of the value of its total assets in "Convertible Securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for securities holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of investing in Convertible Securities to the extent attractive opportunities are available.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated November 8, 2002 (the "Prospectus"). Investors should obtain and read the Prospectus prior to selling, exercising or determining not to exercise their Rights. A copy of the Prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         Except as otherwise indicated, capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus.


                                          TABLE OF CONTENTS

                                                                                                 PAGE

STATEMENT OF ADDITIONAL INFORMATION...............................................................B-1
INVESTMENT OBJECTIVES AND POLICIES................................................................B-2
INVESTMENT RESTRICTIONS..........................................................................B-20
MANAGEMENT OF THE FUND...........................................................................B-22
PORTFOLIO TRANSACTIONS...........................................................................B-33
REPURCHASE OF SHARES.............................................................................B-34
PORTFOLIO TURNOVER...............................................................................B-35
AUTOMATIC DIVIDEND REINVESTMENT
         AND VOLUNTARY CASH PURCHASE PLAN........................................................B-35
TAXATION ........................................................................................B-37
S&P DISCOUNT FACTORS.............................................................................B-43
NET ASSET VALUE..................................................................................B-46
GENERAL INFORMATION..............................................................................B-47
BENEFICIAL OWNERS................................................................................B-48
FINANCIAL STATEMENTS.............................................................................B-49

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

This Statement of Additional Information is dated November 8, 2002.


                     INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's investment objective is a high level of total return on its assets. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in "Convertible Securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for their holders, including short-term discounted Treasury Bills. The Fund expects to continue its practice of investing in Convertible Securities to the extent attractive opportunities are available. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

         Convertible Securities
         ----------------------

         A Convertible Security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

         A Convertible Security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

         To the degree that the price of a Convertible Security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a Convertible Security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A Convertible Security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible Securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

         Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a Convertible Security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible Securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new Convertible Securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, Convertible Securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

         Income Securities
         -----------------

         Although it is the Fund's policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, corporate notes, preferred stock, short-term discounted Treasury Bills or certain securities of U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks generally do not obligate an issuer to make periodic distributions to holders.

         The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its obligations on interest or principal to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

         The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

         The Fund also may invest in common stock of issuers that have historically paid dividends or otherwise made distributions to common stockholders. Unlike payments on fixed income securities, common stock dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

         Other Investments
         -----------------

         The Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgement of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

         In making the investments, the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (i) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and
(ii) it will not invest more than 25% of its total assets in any one industry. Certain investments are short-term in nature and will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses.

         Unregistered Convertible Securities and Other Illiquid
Investments. As set forth in the Prospectus, the Fund is not subject to an independent limitation on the amount it may invest in unregistered securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

         When Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high- grade debt securities at least equal in value to the amount of its commitments. The Investment Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

         Foreign Securities. Subject to the limitations described in the Prospectus, the Fund may invest in foreign securities which involve certain risks not associated with domestic investments.

         Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         High Yield/High Risk Securities. Subject to the limitations described in the Prospectus, the Fund may invest in high yielding, lower rated bonds, commonly called "junk bonds." Bonds that are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), or unrated bonds of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities.

         Lower rated securities are subject to risk factors such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times;
(iv) difficulty in accurately valuing or disposing of such securities; (v) federal legislation which could affect the market for such securities; and
(vi) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

         Ratings assigned by Moody's and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Investment Adviser will determine whether the security will be retained based upon the factors the Investment Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's investment objective more dependent on the Investment Adviser's own credit analysis than is the case for higher rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

         Derivative Instruments
         ----------------------

         Options. The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the US dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the US dollar) historically have a high degree of positive correlation.

         Futures Contracts. The Fund will enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, financial indices, and U.S. government securities (collectively, "interest rate futures contracts"). It may also enter into futures contracts for the purchase or sale of foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. In addition, the Fund may enter into futures contracts on stock and bond indices (collectively, "securities indices"). The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. government, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and their affiliated clearing organizations guarantee performance of the contracts as between the clearing members of the exchange.

         At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

         Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract.

         The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transactions costs.

         In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the Investment Adviser may still not result in a successful transaction.

         If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities that historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

         Options on Futures Contracts. The Fund may also enter into options on futures contracts for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may purchase put and call options and write put and call options on futures contracts that are traded on U.S. and foreign exchanges. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.

         The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the asset which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

         Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

         Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holding of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

         The Fund may purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange US dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the US dollar, the Fund can attempt to "lock in" the US dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the US dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in US dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the US dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts
         ---------------------------------------------------------

         Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

         Forward Currency Exchange Contracts
         -----------------------------------

         The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon
         -------------------------------------------------------------------

         The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts,
         Options on Futures Contracts and Forward Contracts
         -------------------------------------------------------

         Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non- business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions
         ------------------------------

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Repurchase Agreements
         ---------------------

         The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

         If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities
         -----------------------------

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its stock is qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

         A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


                          INVESTMENT RESTRICTIONS

         The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         Under its investment restrictions the Fund may not:

         o Purchase the securities of any one issuer, other than the United States government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

         o Purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         o Purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon.

         o Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         o Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase.

         o Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options or entering into financial futures transactions or forward contracts, or when issued or delayed delivery securities are not deemed to be pledges of assets and such arrangements are not deemed to be the issuance of a senior security as described in the immediately following restriction.

         o Issue senior securities except to the extent permitted by applicable law.

         o Make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus.

         o Make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         o Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

         o Invest for the purpose of exercising control or management of any other issuer.

         o Invest more than 25% of the value of its total assets in any one industry.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.




                          MANAGEMENT OF THE FUND

Directors and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.




                                                     Number of
                                    Term of           Funds in
       Name (And Age),             Office and           Fund                                         Other
    Position with the Fund         Length of          Complex          Principal                 Directorships
             and                      Time            Overseen     Occupation During                Held by
      Business Address1             Served2         by Director     Past Five Years                Director
      -----------------             -------         -----------     ---------------                --------
INTERESTED
----------
DIRECTORS3:
----------

Mario J. Gabelli                Since                    21        Chairman of the Board       Director of Morgan
Director, President and         1989***                            and Chief Executive         Group Holdings, Inc.
Chief Investment                                                   Officer of Gabelli          (transportation
Officer                                                            Asset Management            services); Vice
Age:  60                                                           Inc. and Chief              Chairman of Lynch
                                                                   Investment Officer of       Corporation
                                                                   Gabelli Funds, LLC          (diversified
                                                                   and GAMCO                   manufacturing)
                                                                   Investors, Inc;
                                                                   Chairman and Chief
                                                                   Executive Officer of
                                                                   Lynch Interactive
                                                                   Corporation
                                                                   (multimedia and
                                                                   services)

Karl Otto Pohl+                 Since                    30        Member of the               Director of Gabelli
Director                        1992***                            Shareholder                 Asset Management
Age:  72                                                           Committee of Sal            Inc. (investment
                                                                   Oppenheim Jr. & Cie         management);
                                                                   (private investment         Chairman, Incentive
                                                                   bank); Former               Capital and Incentive
                                                                   President of the            Asset Management
                                                                   Deutsche Bundesbank         (Zurich); Director at
                                                                   and Chairman of its         Sal Oppenheim Jr. &
                                                                   Central Bank Council        Cie, Zurich
                                                                   (1980-1991)
NON-INTERESTED
--------------
DIRECTORS:
---------
E. Val Cerutti                  Since                    7         Chief Executive             Director of Lynch
Director                        1989**                             Officer of Cerutti          Corporation
Age:  62                                                           Consultants, Inc.;
                                                                   Former President and
                                                                   Chief Operating
                                                                   Officer of Stella D'oro
                                                                   Biscuit Company
                                                                   (through 1992);
                                                                   Adviser, Iona College
                                                                   School of Business

Anthony J. Colavita4            Since 1989*              32        President and Attorney                  ___
Director                                                           at Law in the law firm
Age:  66                                                           of Anthony J.
                                                                   Colavita, P.C.

Dugald A. Fletcher              Since                    2         President, Fletcher &       Director of Harris
Director                        1989**                             Company, Inc.;              and Harris Group,
Age:  72                                                           Former Director and         Inc. (venture capital)
                                                                   Chairman and Chief
                                                                   Executive Officer of
                                                                   Binnings Building
                                                                   Products, Inc. (1997)

Anthony R. Pustorino            Since                    16        Certified Public                        ___
Director                        1989**                             Accountant; Professor
Age:  76                                                           Emeritus, Pace
                                                                   University
Werner J. Roeder,               Since                    26        Medical Director of                     ___
MD4                             2001***                            Lawrence Hospital
Director                                                           and practicing private
Age:  61                                                           physician
Anthonie C. van Ekris+          Since 1992*              17        Managing Director of        Director of
                                                                   BALMAC                      Spinnaker Industries,
Director                                                           International, Inc.         Inc.
Age:  67

Salvatore J. Zizza              Since 1991*              8         Chairman, Hallmark          Board Member of
Director                                                           Electrical Supplies         Hollis Eden
Age:  56                                                           Corp.; Former               Pharmaceuticals,
                                                                   Executive Vice              Bion Environmental
                                                                   President of FMG            Technologies Inc.
                                                                   Group (OTC), a              and The Credit Store
                                                                   healthcare provider;        Inc.
                                                                   Former President and
                                                                   Chief Executive
                                                                   Officer of the Lehigh
                                                                   Group Inc. (electrical
                                                                   supply wholesaler); an
                                                                   interior construction
                                                                   company, through
                                                                   1997
OFFICERS:
--------
Bruce N. Alpert                 Since 1989              ___        Executive Vice                          ___
Vice President and                                                 President and Chief
Treasurer                                                          Operating Officer of
Age:  50                                                           Gabelli Funds, LLC
                                                                   since 1988 and an
                                                                   officer of all mutual
                                                                   funds advised by
                                                                   Gabelli Funds, LLC
                                                                   and its affiliates;
                                                                   Director and President
                                                                   of Gabelli Advisors,
                                                                   Inc.

Peter W. Latartara              Since 1998              ___        Vice President of the                   ___
Vice President                                                     Fund since 1998.
Age:  35                                                           Vice President of
                                                                   Gabelli & Company,
                                                                   Inc. from 1996

James E. McKee                  Since 1995              ___        Vice President,                         ___
Secretary                                                          General Counsel and
Age:  38                                                           Secretary of Gabelli
                                                                   Asset Management
                                                                   Inc. since 1999 and
                                                                   GAMCO Investors,
                                                                   Inc. since 1993;
                                                                   Secretary of all mutual
                                                                   funds advised by
                                                                   Gabelli Advisers, Inc.
                                                                   and Gabelli Funds,
                                                                   LLC

_______________________

+    Non-resident director with no authorized agent in the United States.
1    Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2    The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
     *     Term expires at the Fund's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     **    Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     ***   Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3    "Interested person" of the Fund as defined in the Investment Company
     Act of 1940. Messrs. Gabelli and Pohl are each considered an
     "interested person" because of their affiliation with Gabelli Funds
     LLC which acts as the Fund's investment adviser.
4    Represents holders of the Fund's 8.00% Cumulative Preferred Stock.




         The Board of Directors of the Fund are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of directors of the Fund will expire. However, to ensure that the term of a class of the Fund's directors expires each year, one class of the Fund's directors will serve three-year terms. The terms of Messrs. Colavita, van Ekris and Zizza as directors of the Fund expire in 2002; the terms of Messrs. Fletcher and Pustorino as directors of the Fund expire in 2003; and the terms of Messrs. Gabelli, Pohl, Cerutti and Dr. Roeder as directors of the Fund expire in 2004.


Name of Director                     Dollar Range of Equity              Aggregate Dollar Range of
                                     Securities in the Fund              Equity Securities in all
                                                                         Registered Investment
                                                                         Companies Overseen by
                                                                         Directors in Family of
                                                                         Investment Companies

INTERESTED DIRECTORS

Mario J. Gabelli                                     E                                    E
Karl Otto Pohl                                       A                                    A

DISINTERESTED DIRECTORS


E. Val Cerutti                                       C                                    E
Anthony J. Colavita                                  E                                    E
Dugald A Fletcher                                    E                                    E
Anthony R. Pustorino                                 D                                    E
Werner J, Roeder, MD                                 A                                    E
Anthonie C. van Ekris                                C                                    E
Salvatore J. Zizza                                   E                                    E

------------------------------------------
*        KEY TO DOLLAR RANGES
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000




All stock was valued as of December 31, 2001.

         The Directors serving on the Fund's Nominating Committee are Messrs. Anthony J. Colavita, Chairman of the committee, and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by stockholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

         Messrs. Anthony R. Pustorino, Chairman, Anthony J. Colavita, and Salvatore J. Zizza serve on the Fund's Audit Committee and these directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

         The economic terms of the Advisory Agreement between the Fund and its Investment Adviser were unanimously approved by the Fund's Board of Directors at its May 22, 2002 meeting. The Board's approval included a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (as such term is defined in the 1940
Act). In approving the Advisory Agreement, the Board of Directors considered, among other things, the nature and quality of services to be provided by the Investment Adviser, the profitability to the Investment Adviser of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

         Remuneration of Directors and Officers

         The Fund pays each director who is not affiliated with the Investment Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended, together with each director's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows certain compensation information for the directors and officers of the Fund for the fiscal year ended December 31, 2001. Mr. Latartara is employed by the Fund and his compensation is evaluated and approved by the directors. Other officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


Compensation Table
For the Fiscal Year Ended December 31, 2001

                                                                                              TOTAL
                                                                                           COMPENSATION
                                                                                          FROM THE FUND
                                                                                             AND FUND
                                                                 AGGREGATE                 COMPLEX PAID
                   NAME OF PERSON AND                          COMPENSATION               TO DIRECTORS/
                       POSITION*                               FROM THE FUND                 OFFICERS

MARIO J. GABELLI                                          $0                         $0
Chairman of the Board (21)
E. VAL CERUTTI Director (7)                               $8,000                     $15,455
ANTHONY J. COLAVITA Director (32)                         $9,500                     $145,016
DUGALD A. FLETCHER Director (2)                           $8,000                     $16,000
KARL OTTO POHL Director (30)                              $0                         $0
ANTHONY R. PUSTORINO Director (16)                        $9,000                     $125,250
WERNER J. ROEDER, MD Director (26)                        $3,389                     $72,182
ANTHONIE C. van EKRIS Director (17)                       $8,000                     $62,750
SALVATORE J. ZIZZA Director (8)                           $8,500                     $64,266

*        Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.  The number in parenthesis represents the number of such investment companies and portfolios.

For his services as Vice President of the Fund, Mr. Latartara received compensation in 2001 of $85,000.

         Indemnification of Directors and Officers; Limitations On Liability.

         Subject to limitations imposed by the 1940 Act, the Fund's Charter limits the liability of the Fund's directors and officers to the Fund and its stockholders to the fullest extent permitted by Maryland law. Under Maryland law, Maryland corporations may limit their directors' and officers' liability for money damages to the corporation and stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services, in which case such director or officer may be liable for the amount of the benefit or profit actually received or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and wasmaterial to the cause of action adjudicated in the proceeding.

         The Charter also provides for the indemnification of, and expenses to be advanced on behalf of, directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act. Under Maryland law, corporations may indemnify present and past directors and officers, or officers of another corporation that serve at the request of the indemnifying corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in which such director or officer is adjudicated liable to the corporation), in which they are made parties by reason of being or having been directors or officers, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or
(iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law also provides that, unless limited by the corporation's charter, a corporation shall indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys' fees) incurred in connection with such proceeding. The Fund's Charter does not limit the extent of this indemnity.

         Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of September 30, 2002, the Investment Adviser and its affiliates acted as registered investment advisers to 20 management investment companies with aggregate net assets of $8.8 billion. The Investment Adviser, together with other affiliated investment advisers, has assets under management totaling $20.2 billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $9.3 billion under management as of September 30, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.5 billion under management as of September 30, 2002. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of stockholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors at a meeting held on June 5, 1989 and was approved most recently by the Board of Directors on May 22, 2002. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding shares.

         For each of the years ended December 31, 1999, December 31, 2000 and December 31, 2001, the Investment Adviser was paid $1,224,337, $822,916 and $750,049, respectively, for advisory and administrative services rendered to the Fund.

                           PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001, the Fund paid a total of $162,961, $143,305, and $42,738, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $86,465, $116,959, and $34,251, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2001 represented approximately 80.14% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 86.79% of the aggregate dollar amount of transactions by the Fund for such period.

                            REPURCHASE OF SHARES

         The Fund is a closed-end, diversified, management investment company and as such its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its stock from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's common stock is trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.

         When the Fund repurchases its common stock for a price below net asset value, the net asset value of the common stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively.

                             PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2001 and 2000 were 59% and 169%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its stockholders, as applicable. A higher rate of portfolio turnover may also result in taxable gains being passed to stockholders.

                      AUTOMATIC DIVIDEND REINVESTMENT
                      AND VOLUNTARY CASH PURCHASE PLAN

         Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund (the "Plan"), a stockholder whose common stock is registered in his own name, including all shares issued pursuant to the Rights Offering and all shares held by a stockholder participating in the Rights Offering, will have all distributions reinvested automatically by Equiserve Trust Company ("Equiserve"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiserve as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Fund's common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, or acquired by the Plan agent in the open market, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Equiserve will buy the Fund's common stock for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that Equiserve will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of its common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to Equiserve, twice per month for the Fund, for investment in common stock. Such payments may be made in any amount from $250 to $10,000. Equiserve will use all funds received from participants to purchase common stock of the Fund in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary cash payments to Equiserve in a manner that ensures that Equiserve will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Equiserve at least 48 hours before such payment is to be invested.

         Equiserve maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each Plan participant will be held by Equiserve in noncertificated form in the name of the participant, and each stockholder's proxy will include the common stock purchased pursuant to the Plan. A Plan participant may send his stock certificates to Equiserve so that the stock represented by such certificates will be held by Equiserve in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold stock for others who are the beneficial owners, Equiserve will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. Equiserve's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to stock issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to Equiserve's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

         With respect to purchases from voluntary cash payments, Equiserve will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Equiserve will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Equiserve on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Equiserve at PO Box 43025, Providence, RI 02940-3025.

                                  TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund stock. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each fiscal quarter (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses) and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to stockholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Distributions

         Distributions paid by the Fund from its ordinary income or from an excess of net short- term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a stockholder but retained by the Fund (as described below), are taxable to stockholders as long- term capital gains, regardless of the length of time the stockholder has owned Fund stock. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the stock is held as a capital asset). Dividend distributions of investment company taxable income are taxable to a stockholder as ordinary income, whether paid in cash or stock. Dividends paid by the Fund to a corporate stockholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. Generally, not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends or dividends qualifying for a dividends received deduction and other distributions.

         Investors should be careful to consider the tax implications of buying stock of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of stock purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the stockholder.

         If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of stock owned by a stockholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such stockholder less the tax deemed paid by such stockholder under clause
(ii) of the preceding sentence.

Foreign Taxes

         The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. federal income tax principles as having been paid by the Fund's stockholders. For any year for which the Fund makes such an election, each stockholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to stockholders, the Fund will notify stockholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income. Because application of the credit depends on the particular circumstances for each stockholder, stockholders are advised to consult their own tax advisers.

Dispositions

         The sale or other disposition of shares of common stock of the Fund will generally result in capital gain or loss to stockholders, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the stockholder. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other Fund stock is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long- term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital gains rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

Backup Withholding

         The Fund generally will be required to withhold U.S. federal income tax ("backup withholding") from dividends, capital gain distributions and certain other amounts paid to stockholders who are U.S. citizens or resident aliens if (i) the stockholder fails to furnish the Fund with the stockholder's correct taxpayer identification number or social security number, (ii) the Internal Revenue Service notifies the stockholder or the Fund that the stockholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect or (iii) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

Foreign Investors

         A stockholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

Fund Investments

         The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

         The Fund may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. Such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for U.S. federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Subject to certain exceptions, generally gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund primarily to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

         The U.S. federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payment received under such arrangements as ordinary income and to amortize such payment under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a regulated investment company.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures. Under Code Section 1092, the Fund may, for U.S. federal income tax purposes, be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in options and futures.

         Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, any excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one election currently available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC, on a current basis, whether or not distributions were received from the PFIC in a given year. Under another election, the Fund would be required to mark to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as realized and such gains would be required to be reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If either one of these elections were made the special rules, discussed above, relating to the taxation of excess distributions would not apply.

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

         The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the U.S. federal income taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local, foreign income or other taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies that are derived from interest on United States government obligations. State law varies as to whether dividend income attributable to United States government obligations is exempt from state income tax. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.




                                          S&P DISCOUNT FACTORS

         The following table identifies the Moody's discount factors used to discount particular
Standard & Poor's Rating Services ("S&P") eligible assets in determining the minimum discounted asset coverage the Fund is required by S&P to maintain with respect to its outstanding 8% Cumulative Preferred Stock.  Terms that are used but not defined in this section have the meanings ascribed to them in the Fund's Articles Supplementary creating and fixing the rights of the 8% Cumulative Preferred Stock as filed with the State of Maryland on May 14,
1997.


                                                                                     S&P
                   TYPE OF S&P ELIGIBLE ASSET:                                 DISCOUNT FACTOR:
------------------------------------------------------------------   ------------------------------------
                                                                         SEASONED          UNSEASONED
                                                                         ELIGIBLE           ELIGIBLE
                                                                          ASSETS             ASSETS
                                                                     ----------------  ------------------

Common stocks.....................................................         1.85                2.44
Preferred stocks rated AAA to BBB- or issued by
   Issuers having senior debt rated at least BBB-.................         2.40                --
Convertible bonds rated AAA to AAA-...............................         1.65                --
Convertible bonds rated AA+ to AA-................................         1.70                --
Convertible bonds rated A+ to A-..................................         1.75                --
Convertible bonds rated BBB+ to BBB-..............................         1.80                --
Convertible bonds rated BB+ to BB-................................         1.85                --
Convertible bonds rated B+ to B-..................................         1.90                --
Convertible bonds rated CCC+......................................         2.05                --
Convertible bonds rated CCC.......................................         2.20                --
Short-Term Money Market Investments maturing between
   1 day and 180 days.............................................         1.034               --
Short-Term Money Market Investments maturing between
   180 days and one year..........................................         1.106               --
U.S. Government Obligations maturing between 90 days
   and one year...................................................         1.049               --
U.S. Government Obligations maturing between 1 year
   and 2 years....................................................         1.078               --
U.S. Government Obligations maturing between 2 years
   and 3 years....................................................         1.10                --
U.S. Government Obligations maturing between 3 years
   and 5 years....................................................         1.106               --
U.S. Government Obligations maturing between 5 years
   and 10 years...................................................         1.18                --
U.S. Government Obligations maturing between 10 years
   and 30 years...................................................         1.223               --
Unsecured U.S. Government Agency Obligations (add .10 to
   corresponding maturity for U.S. Government Obligations)........
Other Indebtedness rated AAA to AAA-..............................         1.50                --
Other Indebtedness rated AA+ to AA-...............................         1.55                --
Other Indebtedness rated A+ to A-.................................         1.60                --
Other Indebtedness rated BBB+ to BBB-.............................         1.65                --
Other Indebtedness rated BB+ to BB-...............................         1.70                --
Other Indebtedness rated B+ to B..................................         1.80                --
Other Indebtedness rated B-.......................................         1.90                --
Other Indebtedness rated CCC+.....................................         2.05                --
Other Indebtedness rated CCC......................................         2.20                --

         In the foregoing table "S&P Eligible Assets" refers to the sum of S&P Seasoned Eligible Assets and S&P Unseasoned Assets. S&P Seasoned Assets are any of the following that may be held by the Fund:

         (a)  Deposit Assets;

         (b)  U.S. Government Obligations;

         (c)  unsecured evidences of indebtedness of U.S. Government Agencies;

         (d) evidence of indebtedness other than Deposit Assets and U.S. Government Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation and that satisfy certain S&P criteria described in the Articles Supplementary;

         (e) evidences of indebtedness other than Deposit Assets and U.S. Government Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions: (i) such evidences of indebtedness are rated at least CCC by S&P; (ii) if such evidences of indebtedness are rated BB+ to CCC by S&P, the original issue size thereof is at least $100 million as to 80% of such evidences of indebtedness and at least $50 million as to 20% of such evidences of indebtedness; and (iii) the issuer of such evidences of indebtedness files periodic financial statements with the SEC; provided, however, that the Fund's holdings of such evidences of indebtedness of any single issuer that satisfies the conditions set forth in clauses (i), (ii) and (iii) above shall be included in S&P Eligible Assets only to the extent that if such evidences of indebtedness are rated AAA to A-, BBB+ to BBB-, BB+ to BB- or B+ to CCC by S&P, the aggregate market value of such evidences of indebtedness of such issuer held by the Fund does not exceed 10%, 5%, 4% or 3%, respectively, of the market value of the Fund's S&P Eligible Assets and the aggregate market value of the Fund's holdings of all other similarly eligible evidences of indebtedness of issuers in the same industry classification does not exceed the Indebtedness Diversification Percentage (as defined in the Articles Supplementary) of the aggregate market value of the Fund's S&P Eligible Assets;

         (f) evidences of indebtedness other than Deposit Assets and U.S. Government Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions: (i) such evidences of indebtedness are rated at least CCC by S&P; and (ii) if such evidences of indebtedness are rated BB+ to CCC by S&P, the market capitalization of the issuer of such evidences of indebtedness is at least $100 million; provided, however, that the Fund's holdings of such evidences of indebtedness of any single issuer that satisfies the conditions set forth in clauses (i) and (ii) above shall be included in S&P Eligible Assets only to the extent that if such evidences of indebtedness are rated AAA to A-, BBB+ to BBB-, BB+ to BB- or B+ to CCC by S&P, the aggregate market value of such evidences of indebtedness of such issuer held by the Fund does not exceed 10%, 5%, 4% or 3%, respectively, of the market value of the Fund's S&P Eligible Assets and the aggregate market value of such S&P Eligible Assets, when added to the aggregate market value of the Fund's holdings of all other similarly eligible evidences of indebtedness of issuers in the same industry classification, does not exceed the applicable Convertible Diversification Percentage (as defined in the Articles Supplementary) of the aggregate market value of the Fund's S&P Eligible Assets;

         (g) preferred stocks that satisfy all of the following conditions:
   (i) such preferred stock is rated at least BBB- or the senior debt of the issuer of such preferred stock is rated at least BBB-; (ii) the market capitalization of the issuer of such preferred stock is at least $100 million; (iii) such preferred stock is traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of Nasdaq; (iv) dividends on such preferred stock are cumulative; and (v) the original issue size of such preferred stock is at least $50 million; and

         (h) common stocks that satisfy all of the following conditions:
   (i) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of Nasdaq for at least 450 days; (ii) the market capitalization of such issuer of common stock exceeds $100 million;
   (iii) the issuer of such common stock is not an entity that elects to be taxed under Section 856 of the Code or that is treated as a partnership for federal income taxes; (iv) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of Nasdaq either directly or in the form of depository receipts; and (v) if such issuer is registered as an investment company under the 1940 Act, such issuer does not invest more than 25% of the value of its gross assets in securities that are not S&P Eligible Assets by reason of clause (iv) above; provided, however, that the Fund's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Seasoned Eligible Assets only to the extent that (1) such holdings may be sold publicly by the Fund at any time without registration, (2) to the extent remaining eligible after the operation of item (1) above, the aggregate market value of such holdings does not exceed 5% of the market capitalization of such issuer of common stock,
   (3) to the extent remaining eligible after the operation of items (1) and (2) above, such holdings do not exceed a number of shares representing 5% of (x) the market capitalization of such issuer of common stock, less (y) the number of outstanding shares of such common stock held by directors and executive officers of the issuer of such common stock (such number to be computed solely by reference to information on file with the SEC on the last day of the preceding calendar month), (4) to the extent remaining eligible after the operation of items (1) through (3) above, such holdings do not exceed a number of shares representing the average weekly trading volume of such common stock during the preceding 30 day period, (5) to the extent remaining eligible after the operation of items (1) through (4) above, the aggregate market value of such holdings, when added to the aggregate market value of the Fund's holdings of all other similarly eligible shares of common stock of issuers in the same industry classification (other than utilities, as to which this item (5) shall not apply), does not exceed 25% of the aggregate market value of the Fund's S&P Eligible Assets, and (6) to the extent remaining eligible after the operation of items (1) through (5) above, the aggregate market value of such holdings in excess of 5% of the aggregate market value of the Fund's S&P Eligible Assets, when added to the aggregate market value of the Fund's holdings of all other similarly eligible shares of each other issuer in excess of 5% of the aggregate market value of the Fund's S&P Eligible Assets, does not exceed 30% of the aggregate market value of the Fund's S&P Eligible Assets.

   Notwithstanding the foregoing, an asset will not be considered an S&P Seasoned Eligible Asset if it (A) is held in a margin account, (B) is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind or (C) has been deposited irrevocably for the payment of dividends, redemption payments or any other payment or obligation hereunder.

         An S&P Unseasoned Eligible Asset is any common stock that would be an S&P Seasoned Eligible Asset but for the fact that the 450 trading day requirement referenced above is not satisfied.


                              NET ASSET VALUE

         The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired or mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-US dollar denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's respective net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                            GENERAL INFORMATION

Counsel and Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the rights offering.

         PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.


                                                       BENEFICIAL OWNER

             Name and Address of
           Beneficial/Record Owner                                     Amount of Shares and
              as of May 31, 2002                 Title of Class         Nature of Ownership      Percent of Class
              ------------------                 --------------         -------------------      ----------------




Cede & Co.*                                   Common                  4,583,495                 55.28%
P.O. Box 20                                                            (record)
Bowling Green Station
New York, NY 10274

Mario J. Gabelli and affiliates               Common                  1,072,046                 12.93%
One Corporate Center                                                   (beneficial)
Rye, NY 10580

Bear Stearns Securities Corp**                Common                    941,327                 11.35%
One Metrotech Center North, 4th Floor                                  (record)
Brooklyn, NY 11201

Charles Schwab & Co., Inc.**                  Common                    520,289                  6.27%
C/) ADP Proxy Services, 51 Mercedes Way                                (record)
Edgewood, NY 11717


*        A nominee partnership of The Depository Trust Company.
**       Shares held at The Depository Trust Company.

***      Includes 155,677 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, 40,180 shares held by custodial accounts for which Mr. Gabelli serves as Trustee, 732,893 shares owned by Gabelli Asset Management Inc. or its affiliates, 58,686 shares owned by the Gabelli & Company, Inc. Profit-Sharing Plan, and 74,610 shares owned by discretionary accounts managed by GAMCO Investors, Inc., a wholly-owned subsidiary of Gabelli Asset Management Inc. Mr. Gabelli disclaims beneficial ownership of the shares held by custodial accounts, the discretionary accounts, and by the entities named except to the extent of his interest in such entities.

         As of October 31, 2002, the Directors and Officers of the Fund as a group beneficially owned approximately 14.10% of the outstanding shares of the Fund's common stock.

                            FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2001, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. In addition, the Fund's unaudited financial statements for the six months ended June 30, 2002 are incorporated herein by reference from the Fund's Semi- Annual Report to Shareholders. All other portions of the Annual Report to Shareholders and the Semi-Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).




                                                                   APPENDIX A

                           CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                     _________________________________




PART C


OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS


(1) Financial Statements

     (a) Financial Statements (audited) for the fiscal year 2001(1)
         (i)   Portfolio of Investments as of December 31, 2001
         (ii)  Statement of Assets and Liabilities as of December 31, 2001
         (iii) Statement of Operations for the year ended December 31, 2001
         (iv)  Statement of Changes in Net Assets for the year ended December 31, 2001
         (v)   Financial highlights for a share outstanding throughout the periods 2001 and 2000 and 1999.
         (vi)  Notes to Financial Statements
         (vii) Report of Independent Accountants

(2) Exhibits

     (a)   Articles of Amendment and Restatement(2)
     (b)   Amended and Restated By-Laws of Registrant(2)
     (c)   Not applicable
     (d)   (i)    Form of Registrant's Common Stock Certificate(2)
           (ii)   Form of Registrants 8.00% Cumulative Preferred Stock Certificate(3)
           (iii)  Articles Supplementary (4)
           (iv)   Form of Subscription Certificate (5)
           (v)    Form of Notice of Guaranteed Delivery of Payment (5)
     (e)   Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
     (f)   Not applicable
     (g)   Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(4)
     (h)   Not applicable
     (i)   Not applicable
     (j)   Custodian Contract between Registrant and Boston Safe Deposit and Trust
           Company(4)
     (k)   (i) Form of Transfer Agency and Service Agreement between Registrant and Equiserve Trust Company(5)
           (ii) Form of Subscription Agreement between Registrant and Equiserve Trust Company(5)
     (l)   Opinion and Consent of Miles & Stockbridge(5)
     (m)   Not applicable
     (n)   (i)    Consent of PricewaterhouseCoopers LLP(5)
           (ii)   Powers of Attorney(5)
     (o)   Not applicable
     (p)   Not applicable
     (q)   Not Applicable
     (r)   Codes of Ethics of the Fund and the Advisor(5)

___________________

(1)    Incorporated by reference to the Fund's annual report filed on March
       8, 2002.
(2)    Incorporated by reference from the Registrant's Registration
       Statement on Form N-2, File No. 811-05715, as filed with the
       Securities and Exchange Commission on March 31, 1995
(3)    Incorporated by reference from the Registrant's Registration
       Statement on Form N-2, File No. 333-24541 and 811-05715, as filed with the Securities and Exchange Commission on April 4, 1997.
(4)    Incorporated by reference from the Registrant's Registration
       Statement on Form N-2, File No. 333-24541 and 811-05715, as filed with the Securities and Exchange Commission on May 9, 1997.
(5)    Filed herewith.


Item 25.  Marketing Arrangements

        Not Applicable


Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
Statement:



SEC registration fees..........................................         $6,929
New York Stock Exchange listing fee............................        $37,304
Printing and engraving expenses ...............................        $75,000
Subscription Agent fee                                                $125,000
Auditing fees and expenses ....................................        $10,000
Legal fees and expenses........................................       $150,000
Blue Sky fees and expenses.....................................         $5,000
Miscellaneous..................................................        $42,317
       Total...................................................       $451,550


Item 27.   Persons Controlled by or Under Common Control with Registrant

       NONE

Item 28.  Number of Holders of Securities as of September 30, 2002


Title of Class                                                              Number of Record Holders

Capital Stock, par value $.001 per share                                             5,862
8.00% Cumulative Preferred Stock, par value $.001 per share                          2,180


Item 29.   Indemnification

         The response of this Item is incorporated by reference to the caption "Indemnification of Directors and Officers; Limitations on Liability" in the Part B of this Registration Statement.

         Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 30. Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of Equiserve Trust Company, N.A., PO Box 43025, Providence, RI 02940-3025.

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

o Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

o        Not applicable.

o        Not applicable.

o        The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         2. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         3. The undersigned registrant hereby undertakes to supplement the prospectus, after expiration of the subscription period, to set forth the results of the subscription offer, and the terms of any subsequent reoffering thereof.

o Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

o Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

o Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.




                                 SIGNATURES

         As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 8th day of November, 2002.

                                    THE GABELLI CONVERTIBLE
                                    AND INCOME SECURITIES FUND INC.


                                    By: /s/ Bruce N. Alpert
                                        ----------------------------------------
                                        Bruce N. Alpert
                                        Vice President and Treasurer

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             Signature                             Title                                Date

        *
------------------------------      Director, President and Chief                 November 8, 2002
Mario J. Gabelli                    Investment Officer

        *
------------------------------      Director                                      November 8, 2002
Karl Otto Pohl

        *
------------------------------      Director                                      November 8, 2002
E. Val Cerutti

        *
------------------------------      Director                                      November 8, 2002
Anthony J. Colavita

        *
------------------------------      Director                                      November 8, 2002
Dugald A. Fletcher

        *
------------------------------      Director                                      November 8, 2002
Anthony R. Pustorino

        *
------------------------------      Director                                      November 8, 2002
Werner J. Roeder, MD

        *
------------------------------      Director                                      November 8, 2002
Anthonie C. van Ekris

        *
------------------------------      Director                                      November 8, 2002
Salvatore J. Zizza

/s/ Bruce N. Alpert
------------------------------      Vice President and Treasurer                  November 8, 2002
Bruce N. Alpert
Attorney-in-Fact




                          EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION

EX-99 (d) (iv)         Form of Subscription Certificate

EX-99 (d) (v)          Form of Notice of Guaranteed Delivery of Payment

EX-99 (k) (i)          Form of Transfer Agency and Service Agreement between
                       Registrant and Equiserve Trust Company

EX-99 (k) (ii)         Form of Subscription Agreement between Registrant
                       and Equiserve Trust Company

EX-99 (l)  (i)         Opinion and Consent of Miles & Stockbridge

EX-99 (n) (i)          Consent of PricewaterhouseCoopers LLP

EX-99 (n) (ii)         Powers of Attorney

EX-99 (r)              Code of Ethics